               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                   Celadon Group, Inc.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                               CELADON GROUP, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of CELADON GROUP, INC.

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Celadon Group, Inc. will be held at the Hyatt Regency, One South Capital Ave., Indianapolis, Indiana, 46236, December 1, 1997, at 1:30 p.m. (local time) for the following purposes:

        1.     To elect five directors;

        2. To approve the adoption of the Celadon Group, Inc. Non-Employee Director Stock Option Plan, as amended and restated, and

        3. To approve an amendment to the Celadon Group, Inc. 1994 Stock Option Plan.

        4. To ratify the appointment of Ernst & Young LLP as independent auditors for the current fiscal year; and

        5. To transact such other business as may properly be brought before the meeting.

        The Board of Directors has fixed the close of business on October 3, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                            By order of the Board of Directors

                                            /s/ Paul A. Will
                                            ----------------------------------
                                            Paul A. Will
                                            Secretary

October 17, 1997

        WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO INSURE THAT YOUR SHARES ARE VOTED.

                                       PROXY STATEMENT

                                      TABLE OF CONTENTS

                                                                                Page
                                                                                ----
Proxy Statement.........................................................          1

Directors and Executive Officers........................................          1

    Compensation of Directors and Executive Officers....................          5

    Employment Agreements...............................................          8

    Stock Price Performance Chart.......................................         13

    Security Ownership of Principal Stockholders and Management.........         14

    Certain Relationships and Related Transactions......................         16

Compensation Plans......................................................         18

    Approval of Celadon Group, Inc. Non-Employee
    Director Stock Option Plan, as amended and restated

    effective April 1, 1997.............................................         18

    Approval of Amendment to the Celadon Group, Inc.

    1994 Stock Option Plan..............................................         22

Ratification of Appointment of Ernst & Young LLP........................         29

Stockholders' Proposals.................................................         29

General.................................................................         29

Celadon Group, Inc. Non-Employee
    Director Stock Option Plan, as amended and

    restated effective April 1, 1997....................................  Exhibit A

Celadon Group, Inc. 1994 Stock Option Plan,

    as amended effective August 19, 1997................................  Exhibit B

                               CELADON GROUP, INC.
                               9503 E. 33rd Street
                           Indianapolis, Indiana 46236

                                 PROXY STATEMENT

        This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Celadon Group, Inc. (the "Company") to be voted at the annual meeting of stockholders of the Company (the "Meeting") to be held on December 1, 1997, at the Hyatt Regency, One South Capital Avenue, Indianapolis, Indiana 46236 If not otherwise specified, all proxies received pursuant to this solicitation will be voted in the election of directors FOR the persons named below, FOR the adoption of the Celadon Group, Inc. Non-Employee Director Stock Option Plan, FOR the amendment to the Celadon Group, Inc. 1994 Stock Option Plan (the "Stock Option Plan"), and FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the current fiscal year.

        Stockholders who execute proxies may revoke them at any time before they are exercised by giving written notice to the Secretary of the Company at the address of the Company, by executing a subsequent proxy and presenting it to the Secretary of the Company, or by attending the meeting and voting in person.

        As of October 3, 1997, the record date for the Meeting, the Company had outstanding 7,622,580 shares of Common Stock which are entitled to vote at the meeting, each share being entitled to one vote. Only stockholders of record at the close of business on October 3, 1997 will be entitled to vote at the Meeting, and this Proxy Statement and the accompanying proxy are being sent to such stockholders on or about October 17, 1997.

DIRECTORS AND EXECUTIVE OFFICERS

      At the Meeting, five directors are to be elected to hold office until the annual meeting of stockholders in 1998 and until their respective successors have been elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of the Company, Stephen Russell, Paul A. Biddelman, Michael Miller, Joel E. Smilow and Kilin To. All of the individuals are currently directors of the Company, and all of the named individuals are nominees of the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL FIVE NOMINEES. The directors and executive officers of the Company and its subsidiaries are as follows:



        Name                 Age            Position

Stephen Russell              57     Chairman of the Board, President and Chief Executive Officer
                                    of the Company
Ronald S. Roman              52     Senior Executive Vice President  - Chief Operating Officer of
                                    the Company
Don S. Snyder                48     Executive Vice President - Chief Financial Officer of the
                                    Company
Michael W. Dunlap            35     Vice President - Treasurer of the Company
Paul A. Will                 31     Vice President - Secretary and Controller of the Company
Paul A. Biddelman(1) (2)     51     Director of the Company
Michael Miller(1)            52     Director of the Company
Joel E. Smilow(2)            64     Director of the Company
Kilin To(1) (2)              54     Director of the Company


---------------

1.  Members of the Audit Committee
2.  Members of the Compensation Committee

        Mr. Russell has been Chairman of the Board and Chief Executive Officer of the Company since its inception in July 1986. He is also a director of Petroleum Heat and Power Company, Inc., a director of the Interstate Truckload Carriers Conference, and a member of the North American Transportation Alliance advisory board. Mr. Russell has been a member of the Board of Advisors of the Cornell University Johnson Graduate School of Management since 1983.

        Mr. Roman has been Senior Executive Vice President - Chief Operating Officer of the Company since June 1997. He was Executive Vice President - Fleet Management and Customer Service of Celadon Trucking Services, Inc. from July 1996 to June 1997. From October 1985 to July 1996, Mr. Roman was employed by North American Van Lines, Inc., an over-the-road household goods and high value product full truckload transportation company, holding executive positions, primarily Vice President - Fleet Services, from October 1985 to August 1995.

       Mr. Snyder has been Executive Vice President, Chief Financial Officer of the Company since September 1996. He was Executive Vice President, Chief Financial Officer and Treasurer from April, 1996 to September, 1996. He served as Vice President-Controller for Burlington Northern Railroad Company, a company engaged in the railroad transportation business in the United States, from December 1987 to December 1995. Mr. Snyder is a certified public accountant.

        Mr. Dunlap has been Vice President - Treasurer of the Company since July 1996. He served as Vice President of Finance for National Freight, Inc., a regional truckload transportation company, from October 1993 to July 1996. He served as Vice President - Treasurer for Burlington Motor Carriers, Inc., a nationwide truckload transportation company from June 1992 to October 1993, and Corporate Controller for Burlington Motor Carriers, Inc. from October 1990 to June 1992.

        Mr. Will has been Vice President-Secretary and Controller of the Company since September 1996. He was Vice President-Controller for Celadon Trucking Services, Inc. from January 1996 to September 1996 and Controller from September 1993 to January 1996. He served as Controller for American Hi-Lift, a company engaged in the business of renting aerial work platform equipment, from February 1992 to September 1993. Mr. Will is a certified public accountant.

        Mr. Biddelman has been a director of the Company since October 1992. Mr. Biddelman has been Treasurer of Hanseatic Corporation, a private investment company, since April 1992. He is also a director of Petroleum Heat and Power Company, Inc., Premier Parks, Inc., Electronic Retailing Systems International, Inc., Oppenheimer Group, Inc., Star Gas Corporation (the General Partner of Star Gas Partners L.P.), and Insituform Technologies, Inc.

        Mr. Miller has been a director of the Company since February 1992. Mr. Miller has been Chairman of the Board and Chief Executive Officer of Aarnel Funding Corporation, a venture capital/real estate company since 1974, a partner of Independence Realty, an owner and manager of real estate properties, since 1989, and President and Chief Executive Officer of Miller Investment Company, Inc., a private investment company, since 1990.

        Mr. Smilow has been a director of the Company since December 1996. Mr. Smilow served as Chief Executive Officer of Playtex Products, Inc. and its predecessors ("Playtex") from 1969 until July 10, 1995 and served as Chairman of Playtex from 1969 until June 1995.

        Mr. To has been a director of the Company since 1988. He has been a managing partner of Sycamore Management, Inc., since 1995. He also had been a Vice President of Citicorp Venture Capital, Ltd. ("CVC"), a subsidiary of Citicorp N.A., from 1984 to 1995.

        All directors of the Company hold office until the next annual meeting of stockholders of the Company or until their successors are elected and qualified or they resign. Mr. Russell and Hanseatic Corporation are parties to a stockholders agreement pursuant to which they have agreed to vote their shares of Common Stock for the other's designee. Those designees are Messrs. Russell and Biddelman. See "Security Ownership of Principal Stockholders and Management" and "Certain Relationships and Related Transactions--Transactions with Directors and Stockholders". Executive officers hold office until their successors are chosen and qualified, subject to their removal by the Board of Directors, to any employment agreements or their resignation. See "Compensation of Directors and Executive Officers--Employment Agreements."

        Pursuant to Section 145 of the Delaware General Corporation Law, the Company's Certificate of Incorporation provides that the Company shall, to the full extent permitted by law, indemnify all directors, officers, incorporators, employees, or agents of the Company against liability for certain of their acts. The Company's Certificate of Incorporation provides that, with a number of exceptions, no director of the Company shall be liable to the Company for damages for breach of his fiduciary duty as a director.

         The Audit Committee consists of Paul A. Biddelman, Michael Miller and Kilin To. The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Compensation Committee consists of Paul A. Biddelman, Joel E. Smilow and Kilin To. The Compensation Committee reviews general policy matters relating to compensation and benefits of employees and officers of the Company, administers the Company's Employee Stock Purchase Plan and through October 1996, administered the Company's Stock Option Plan. Effective November 1, 1996, the full Board of Directors became the administrators of the Company's Stock Option Plan. The Company does not have a nominating committee or a committee performing similar functions.

         The Board of Directors of the Company met five times during the fiscal year ended June 30, 1997. In addition, on four occasions, the Board of Directors took action pursuant to unanimous written consent. No current director, while he was an elected Director, failed to attend at least 75% of those meetings plus any committee meeting of the Board of which he was a member. The Company's Audit Committee met two times during the year ended June 30, 1997. The Compensation Committee met three times during the year ended June 30, 1997.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Under the securities laws of the United States, the Company's directors, officers, and any persons owning more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Based on material provided to the Company, all such required reports were filed on a timely basis in fiscal 1997. However, the Form 4 for Brian L. Reach, a former executive officer, for an April 1996 stock option repricing was filed late due to an administrative oversight. That repricing was disclosed in the fiscal year 1996 Annual Report on Form 10-K and Proxy statement.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid or accrued by the Company for services rendered during fiscal 1997, 1996 and 1995 to the Chief Executive Officer of the Company, each of the three other most highly paid executive officers of the Company, whose annual cash compensation exceeded $100,000 and the Vice President of Special Projects who resigned March 21, 1997 and whose cash compensation exceeded $100,000 prior to his resignation, (collectively, the "Named Executive Officers").

                           Summary Compensation Table

                                                                  Long Term
                                                                Compensation
                                                                   Awards
                                                                -------------
                                                                 Securities
                               Fiscal    Annual Compensation     Underlying     All Other
                                       ------------------------
Name and Principal Position      Year     Salary        Bonus       Options    Compensation
-----------------------------  -------- -----------  ----------- ------------- -------------
Stephen Russell                    1997    $ 482,143    $ 236,957        ---      $  81,642(1)(2)(3)
  Chairman of the Board            1996      438,711       ---         20,000       110,446(1)(2)
  and Chief Executive Officer      1995      408,103       ---         50,000       130,978(1)(2)
Ronald S. Roman                    1997    $ 137,837    $   7,500      35,000     $  33,125(3)(4)(5)(6)
  Senior Executive Vice President,
  Chief Operating Officer
Don S. Snyder                      1997    $ 174,015    $  40,000        ---      $  20,082(2)(3)(4)(5)(6)(7)
  Executive Vice President         1996       41,350       10,000      35,000          ---
  Chief Financial Officer
Michael W. Dunlap                  1997    $   99,12    $  20,000       5,000        10,302(3)(4)(5)
  Vice President, Treasurer
Brian L. Reach                     1997    $ 134,818    $   ---          ---      $  54,053(2)(3)(4)(8)
  Vice President, Special Projects 1996      170,000       26,315      20,000         2,136(2)
                                   1995       17,000       29,584      30,000         2,139(2)

------------
(1) Includes the premiums paid by the Company for term insurance and split-dollar insurance for which the Company has an assignment against the cash value for premiums paid, as follows: $69,477 in fiscal 1997, $99,587 in fiscal 1996 and $120,123 in fiscal 1995.

(2) Includes the Company's contribution under the Company's 401(k) Profit Sharing Plan, as follows: Stephen Russell-- $2,375 in fiscal 1997, $2,375 in fiscal 1996 and $2,371 in fiscal 1995; Don S. Snyder $792 in fiscal 1997; Brian L. Reach -- $1,603 in fiscal 1997, $2,136 in fiscal 1996, and $2,139 in fiscal 1995.

(3) Includes premiums and reimbursement under an Executive health and disability benefit program as follows, Stephen Russell -- $9,789 in fiscal 1997, $8,484 in fiscal 1996 and $8,484 in fiscal 1995; Ronald S. Roman - $634 in fiscal 1997; Don S. Snyder - $611 in fiscal 1997; Michael W. Dunlap - $413 in fiscal 1997; Brian L. Reach - $1,300 in fiscal 1997.

(4) Includes premiums on the employee portion of split dollar life insurance premiums as follows: Ronald S. Roman - $985 in fiscal 1997; Don S. Snyder - $694 in fiscal 1997; Michael W. Dunlap - $379 in fiscal 1997; Brian L. Reach $1,425 in fiscal 1997.

(5) Includes relocation related expense reimbursements as follows: Ronald S. Roman - $31,506 in fiscal 1997, Don S. Snyder - $17,985 in fiscal 1997; Michael W. Dunlap - $9,510 in fiscal 1997.

(6) The Company is a guarantor of personal loans to the executives secured by shares of common stock of the Company as follows: Ronald S. Roman - loan $18,000, shares held as collateral 2,000; Don S. Snyder - loan $54,000, shares held as collateral 6,000.

(7) In connection with Don S. Snyder's relocation, the Company acquired his personal residence and has incurred $122,325 in cost associated with the acquisition and marketing of his home in Ft. Worth, Texas pursuant to his employment contract. Such amount is not included in the above table.

(8) Brian L. Reach resigned as an officer and employee of the Company, effective March 21, 1997 and became a consultant to the Company under the terms of his employment contract. All other compensation includes $49,725 received during the year ended June 30, 1997 as consulting fees.

STOCK OPTIONS

  The following table contains information concerning the grant of stock options to the named Executive Officers.

                           OPTION GRANTS IN LAST FISCAL YEAR

                                    Individual Grants
                   ----------------------------------------------------         Potential
                                                                               Realizable
                   Number of                                                Value at Assumed
                   Securities    % of total                                  Annual Rates of
                   Underlying    Options                                       Stock Price
                   Options       Granted to     Exercise or                 Appreciation For
                   Granted       Employees      Base Price   Expiration      Option Term (1)
Name               (Shares)      In Fiscal Year Per Share    Date            5%          10%
------------------ ----------    -------------  ------------ ----------  ----------- -----------
Stephen Russell       ---    (5)      ---           ---         ---          ---         ---
Ronald S. Roman      10,000  (2)      10%          $7.50      8/30/06      $ 47,200   $ 199,500
                     25,000  (3)      26%          $9.00      10/1/06      $141,500   $ 358,500
Don S. Snyder         ---             ---           ---         ---          ---         ---
Michael W. Dunlap     5,000  (4)       5%          $7.50      8/30/06        23,600      59,750
Brian L. Reach        ---    (5)      ---           ---         ---          ---         ---
------------------


(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

(2) Options for 3,334 shares became exercisable on August 30, 1997, and options for 3,333 shares become exercisable on each of August 30, 1998 and August 30, 1999.

(3) Options for 8,334 shares became exercisable on October 1, 1997, and options for 8,333 shares become exercisable on each of October 1, 1998 and October 1, 1999.

(4) Options for 1,667 shares became exercisable on August 30, 1997. Options for 1,667 shares become exercisable on August 30, 1998, and options for 1,666 shares become exercisable on August 30, 1999.

(5) See "Report on Repricing of Options".

OPTION EXERCISES AND HOLDINGS

    The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held at June 30, 1997. There were no options exercised during fiscal 1997.

                            AGGREGATED OPTION VALUES

                           Number of Securities           Value of Unexercised
                          Underlying Unexercised          In-the-Money Options

                         Options at June 30, 1997         at June 30, 1997 (1)
                       ----------------------------  ---------------------------
        Name            Exercisable  Unexercisable    Exercisable  Unexercisable
--------------------   ----------------------------  ---------------------------

Stephen Russell          63,334          6,666       $   20,000       $ 10,000
Ronald S. Roman           ---           35,000            ---         $102,500
Don S. Snyder            23,334         11,666       $   35,001       $ 17,499
Michael W. Dunlap         ---            5,000            ---         $ 20,000
Brian L. Reach (2)       60,000           ---        $  112,500          ---

------------

(1) Fair market value of underlying securities was $11.50 per share based on the closing price of the Company's Common Stock on June 30, 1997.

(2) Brian L. Reach resigned as an officer and employee of the Company, effective March 21, 1997.

DIRECTORS COMPENSATION

    Non-employee directors of the Company receive an annual fee of $15,000, payable quarterly, for serving as a director of the Company. Such directors receive $1,250 per quarter for serving on committees. Board members are reimbursed for their expenses for each meeting attended. See also "Compensation Plans - Celadon Group Inc. Non-Employee Director Stock Option Plan."

                              EMPLOYMENT AGREEMENTS

    The Company had a four-year employment agreement expiring January 21, 1998 with Stephen Russell, Chairman and Chief Executive Officer of the Company, providing for an initial annual salary of $395,000, which salary was to be increased 7.5% annually during the term of the agreement, plus a bonus computed annually. Effective October 1, 1996, the Committee agreed to amend Mr. Russell's contract to reflect his assumption of increased responsibilities following the resignation of Leonard R. Bennett, the former President of the Company, on July 3, 1996. The amendment provided that Mr. Russell would receive five percent of profit before tax in excess of $3,000,000 in lieu of the bonus computed under his original contract. On August 1, 1997, the Compensation Committee of the Board of Directors renegotiated the general terms of Mr. Russell's current employment contract. As amended, the employment contract was extended for three years to January 21, 2001. In lieu of a fixed percentage annual base salary increase, Mr. Russell will receive an annual base salary increase equal to the change in the Consumer Price Index, and stock options awarded to Mr. Russell on September 9, 1994 to acquire 25,000 shares of Common Stock at an exercise price of $20.00 per share were repriced to the closing sale price on the NASDAQ National Market August 1, 1997 of $12.00. In replacement of a bonus based on a stipulated percentage of pretax income above a minimum level, Mr. Russell will participate in an incentive bonus program designed for all members of the Company's senior management. Depending upon the Company's performance compared with goals established by the Compensation Committee annually, Mr. Russell will earn a bonus as a percentage of his base salary of between 0% and 105%. The agreement also provides that in the event of termination: (i) as a result of a change in control of the Company, Mr. Russell, will receive a lump sum severance allowance in an amount equal to two times his annual compensation; (ii) without cause or by Mr. Russell for cause, Mr. Russell will be entitled to receive his salary for the remainder of the term of the agreement or one year, whichever is greater; and (iii) as a result of the disability of Mr. Russell, he will be entitled to receive 50% of his salary during the two-year period commencing on the date of his termination. The agreement also includes a two-year non-compete covenant commencing on termination of employment. As consideration for such non-compete covenant, the Company has agreed to pay Mr. Russell 50% of his salary during the two years following the termination of the employment agreement.

    The Company has an employment agreement with Ronald S. Roman, Senior Executive Vice President - Chief Operating Officer, expiring September 30, 1999. The agreement, as amended on June 30, 1997 coincident with Mr. Roman's promotion to his current position, provides for annual compensation of $130,000, $150,000 and $165,000 for the periods ended June 30, 1997 and 1998 and September 30, 1999, respectively. The contract provides for the granting of an initial option to acquire 10,000 shares of the Company's Common Stock at an exercise price of $7.50 per share and 25,000 shares at an exercise price of $9.00 per share and two additional grants of a minimum of 10,000 shares annually under the Company's Stock Option Plan. Additionally, Mr. Roman receives either a company automobile or a monthly car allowance and the right to participate in any bonus, insurance or other benefit plan provided to the Company's executives generally. The agreement contains a one-year non-compete covenant effective from the date employment is terminated by either party for any reason. As consideration for such non-compete covenant on the date of termination without cause, Mr. Roman will receive a lump sum severance payment of $165,000 on the date of termination.

    The Company has an employment agreement with Don S. Snyder, Executive Vice President, Chief Financial Officer of the Company, expiring April 1, 1998. Such employment agreement provides for an annual salary of $160,000, which will be increased at least 5% annually, and an annual bonus of not less than $40,000. Pursuant to the agreement, upon employment by the Company, Mr. Snyder was granted options to purchase 35,000 shares of the Company's Common Stock under the Company's Stock Option Plan, is provided a monthly car allowance and is entitled to participate in any insurance or other benefit plan provided to the Company's executives generally. In connection with Mr. Snyder's relocation to Indianapolis, Indiana, the Company is obligated to acquire Mr. Snyder's personal residences under certain circumstances. Effective December 1, 1996, the Company purchased Mr. Snyder's residence in Ft. Worth, Texas. The Company's obligation concerning Mr. Snyder's Indianapolis, Indiana residence expires on July 1, 1999. It is undeterminable at this time if the circumstances activating the Company's obligation will occur. The agreement includes a two-year non-compete covenant commencing on termination of employment. As consideration for such non-compete covenant, in the event of termination by the Company without cause, Mr. Snyder will receive a severance payment equal to two times his salary and bonus, payable in biweekly installments during the two-year non-competition period.

    The Company has an employment and consulting agreement with Brian L. Reach, formerly Vice President Special Projects. The agreement provided for Mr. Reach's employment, subject to termination by either Mr. Reach or the Company with two weeks notice, at an annual salary of $170,000 plus benefits available to Company executives generally. Mr. Reach terminated his employment as Vice President Special Projects, effective March 21, 1997. Pursuant to the agreement, Mr. Reach will be retained as a consultant until September 21, 1998, at an annual compensation rate of $180,000 plus reasonable and necessary out-of-pocket expenses following his termination as an employee. Mr. Reach's current benefits were to be continued until such time as he accepted other employment or, if sooner, the end of the consulting agreement. Mr. Reach accepted other employment and his Company benefits were discontinued effective July 1, 1997. Mr. Reach will be permitted to exercise stock options previously granted to him through March 31, 1998 or when he ceases to be a consultant whichever is the first to occur. The agreement includes a non-compete covenant.

REPORT ON REPRICING OF OPTIONS

    The following table sets forth information relating to the repricing of options held by executive officers since the registrant filed its initial public offering of securities on January 21, 1994.

                                Option Repricing
                     January 19, 1994 through June 30, 1997


                                                                                   Length of
                                           Market       Exercise                 Original Term
                             Number        Price at     Price at     New          Remaining at
                             of Options    Time of      Time of    Exercise         Date of
    Name            Date     Repriced      Repricing(1) Repricing   Price         Repricing
    ----            ----     --------      ------------ ---------  --------       ---------
Brian L. Reach     4/12/96    20,000         $9.50      $20.00    $10.00          8 yrs, 5 mos
Vice President     10/1/96    20,000         $8.75      $14.50    $ 8.75          7 yrs, 4 mos
Special Projects   10/1/96    10,000         $8.75      $14.50    $ 8.75          7 yrs, 6 mos.

Steve Russell       8/1/97    25,000        $12.00      $20.00    $12.00          6 yrs, 1 mo.
Chairman of the
Board, President
and Chief Executive
 Officer

---------------
(1) Common Stock high/low price range per share on October 1, 1996, was $9.25 to
    $8.75 and on August 1, 1997 was $12.00 to $11.50.

    The October 1996 repricing was a component of Mr. Reach's agreement to renegotiate and extend his employment and consulting agreement. The October 1996 repricing was in lieu of additional cash compensation in connection with the agreement. The Compensation Committee considers the repricing to be consistent with Mr. Reach's willingness to extend his relationship with the Company during the final phase of winding down the freight forwarding business. His unique experience with the freight forwarding business unit facilitated realization of the value from this discontinued operation during the disposal of the business.
The adjusted exercise price was negotiated based on average closing prices prior to repricing and recognizing that all of the options held by Mr. Reach were not being repriced.

    The repricing of Mr. Russell's options was done in conjunction with the negotiation of an extension of his employment agreement which was expiring on January 21, 1998. The committee believes adjusting the exercise price of his existing options was appropriate in view of the other changes made in his contract. See "Employment Agreements" and "Compensation Committee Report on
Executive Compensation."

    Compensation Committee:   Paul A. Biddelman, Joel E. Smilow and Kilin To (a).

(a) Mr. Smilow was elected as a Director of the Company and member of the Compensation Committee on December 17, 1996.

                                       10






COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Company's Board of Directors (the
"Committee") was formed in September 1993 and is currently comprised of three non-employee directors of the Company. The Committee is responsible for approving all executive employment contracts, changes in compensation (base salary and bonus), and other forms of compensation paid to the Company's executive officers in general. Until November 1996, the Committee also was responsible for approving the issuance of all employee stock options. The policy of the Committee is to consider on a subjective basis the executive's ability, contribution and dedication toward the enhancement of stockholder value. For fiscal year 1998, the Committee adopted a formal management incentive plan for senior employees of the Company. Awards under the Plan will only be made after achieving predetermined levels of profitability. The plan is designed to attract, retain and motivate individuals who are responsible for enhancing shareholder value through increased profitability of the Company.

    In Fiscal 1994, the Committee approved a four-year employment contract for Stephen Russell, President and Chief Executive Officer which provides for a base salary of $395,000 with annual increases of 7.5%. The Committee believed this base compensation was competitive as compared to a range of base salaries of executives in similar positions with companies in the Company's peer group. In addition, the Employment contract provided for a bonus determined on the basis of three percent of profit before tax in excess of $3,000,000, not to exceed
$360,000. Effective October 1, 1996, the Committee agreed to amend Mr. Russell's contract to reflect his assumption of increased responsibilities following the resignation of Leonard R. Bennett, the former President of the Company, on July
3, 1996. The amendment provided that Mr. Russell would receive five percent of profit before tax in excess of $3,000,000. On August 1, 1997, the Compensation
Committee of the Board of Directors renegotiated the general terms of Mr.
Russell's current employment contract which expires January 21, 1998. The employment contract was extended for three years to January 21, 2001. In lieu of a fixed percentage annual base salary increase, Mr. Russell will receive an annual base salary increase equal to the change in the Consumer Price Index, and stock options awarded to Mr. Russell on September 9, 1994 to acquire 25,000 shares of Common Stock at an exercise price of $20.00 per share were repriced to the closing sale price on the NASDAQ National Market on August 1, 1997 of $12.00. In replacement of a bonus based on a stipulated percentage of pretax income above a minimum level, Mr. Russell will participate in an incentive bonus program designed for all members of the Company's senior management. Depending upon the Company's performance compared with goals established by the Compensation Committee annually, Mr. Russell will earn a bonus as a percentage of his base salary of between 0% and 105%. The Committee believes this provides a direct link between the executive's compensation and Company performance and resulting enhancement of stockholder value as well as his substantial contribution to the improved performance of the Company in 1997.

    Stock option grants were awarded on a discretionary, case by case basis, after consideration of an individual's position, contribution to the Company, length of service with the Company, number of options held, if any, and other compensation.

                                       11






    The Company has not formulated a policy with respect to qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") regarding the deductibility of compensation exceeding $1 million in a taxable year paid to an executive officer. However, the amendments to the Stock Option Plan set forth under "Compensation Plans" are intended to meet the requirements of Section
162(m) of the Code.

                             COMPENSATION COMMITTEE

                                Paul A. Biddelman
                                 Joel E. Smilow
                                    Kilin To

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company and Citicorp Venture Capital, Ltd. ("CVC"), of which Mr. To was an officer, are parties to a registration rights agreement relating to the Common Stock owned by CVC. The Company, Mr. Russell and Hanseatic, a corporation of which Paul A. Biddelman, a director of the Company, is an officer, are all parties to a stockholders' agreement relating to the election of Mr. Russell and a Hanseatic designee to the Board of Directors.

    For a further description of the foregoing transactions, see "Security
Ownership of Principal Stockholders and Management"and "Certain Relationships and Related Transactions."

                                       12






                             STOCK PRICE PERFORMANCE

    The following graph is a comparison of the cumulative total return to stockholders of the Company from the date its Common Stock commenced trading on the NASDAQ NATIONAL MARKET to June 30, 1997 to the cumulative total returns of the NASDAQ Stock Market - U.S. and the NASDAQ Truck and Transportation Index for that period.

    Under the rules of the Securities and Exchange Commission ('SEC"), this graph is not deemed "Soliciting Material" and is not incorporated by reference in any filings with the SEC under the Securities Act of 1993 or the Securities
Exchange Act of 1934.


                COMPARISON OF 41 MONTH CUMULATIVE TOTAL RETURN*
        AMONG CELADON GROUP, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                 AND THE NASDAQ TRUCKING & TRANSPORTATION INDEX


                                           1/21/94   6/94    6/95   6/96   6/97

CELADON GROUP, INC.                            100     95     105     53     79
NASDAQ STOCK MARKET(U.S.)                      100     89     119    153    186
NASDAQ TRUCKING & TRANSPORTATION               100     89     100    111    127

--------------------
* $100 INVESTED ON 1/21/94 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF
  DIVIDENDS. FISCAL YEAR ENDING JUNE 30.



                                       13








           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth certain information furnished to the Company regarding the beneficial ownership of Common Stock (i) by each person who, to the knowledge of the Company, based upon filings with the Securities and Exchange Commission, beneficially owns more than five percent of the outstanding shares of the Common Stock, (ii) by each director of the Company, (iii) by each of the executive officers named in the Summary Compensation Table, and (iv) by all directors and executive officers of the Company as a group.

                                                 Beneficial Ownership of Common
                                               Stock as of September 26, 1997 (1)
                                               ---------------------------------
Name and                                              Shares                 %
Position
----------                                     --------------------       ------

Stephen Russell.............................         1,005,298(2) (3)      13.2%
  Chairman of the Board, President and Chief
  Executive Officer of the Company
Ronald S. Roman.............................           14,668 (3)             *
  Senior Executive Vice President, Chief Operating Officer
Don S. Snyder...............................            29,334(3)             *
  Executive Vice President, Chief Financial Officer
Michael W. Dunlap...........................             1,667(3)             *
    Vice President - Treasurer
Brian L. Reach..............................            60,000(3)(4)          *
  Vice President Special Projects
Paul A. Biddelman...........................         1,016,723(3)(5)(6)    13.3%
  Director of the Company
Michael Miller..............................           21,667 (3)(6)          *
  Director of the Company
Joel E. Smilow..............................           119,200(6)           1.6%
  Director of the Company
Kilin To....................................            45,752(3)(6)          *
  Director of the Company
Citicorp Venture Capital Ltd................           438,358(7)           5.8%
Hanseatic Corporation.......................           995,056(5)          13.1%
Wolfgang Traber.............................           995,056(5)          13.1%
Columbia Funds Management Company...........           580,000(8)(9)        7.6%
Dimensional Fund Advisors, Inc..............           502,900(9)(10)       6.6%
All executive officers and directors as a group

  (ten persons).............................         1,327,754    (11)     17.4%
-------------
*Represents beneficial ownership of not more than one percent of the outstanding
 Common Stock.

                                              14






(1)   Based upon 7,622,580 shares of Common Stock outstanding at September 26,
      1997.

(2) Excludes 995,056 shares of Common Stock reported as beneficially owned by Hanseatic Corporation ("Hanseatic") in filings with the Securities and Exchange Commission, all of which may be deemed to be beneficially owned by Mr. Russell by virtue of a stockholders agreement among Mr. Russell, Hanseatic and the Company. Mr. Russell disclaims beneficial ownership of such shares. Mr. Russell's address is One Celadon Drive, Indianapolis, IN
      46236-4207.

(3) Includes shares of Common Stock which the directors and executive officers had the right to acquire through the exercise of options within 60 days of September 26, 1997, as follows: Stephen Russell - 63,334 shares; Ronald S.
      Roman - 11,668 shares; Don S. Snyder - 23,334 shares; Michael W. Dunlap -
      1,667 shares; Brian L. Reach - 60,000 shares; Paul A. Biddelman - 21,667 shares; Michael Miller - 21,667 shares; and Kilin To - 21,667 shares.

(4) Brian L. Reach resigned as an officer and employee of the Company, effective March 21, 1997.

(5)   Of such shares, 946,021 shares of Common Stock are held by Hanseatic
      Americas LDC, a Bahamian limited duration company in which the sole managing member is Hansabel Partners LLC, a Delaware limited liability company in which Hanseatic is the sole managing member. The remaining shares are held by Hanseatic for discretionary customer accounts, and include 12,121 shares of Common Stock issuable upon exercise of an outstanding warrant. Mr. Biddelman is the Treasurer of Hanseatic and holds shared voting and investment power with respect to the shares held by Hanseatic. In addition, Mr. Wolfgang Traber is the holder of a majority of the shares of capital stock of Hanseatic. Excludes 1,005,298 shares of Common Stock owned by Mr. Russell that are subject to a stockholders agreement among Mr. Russell, Hanseatic and the Company. The address of Hanseatic, Mr. Traber and Mr. Biddelman is 450 Park Avenue, New York, New
      York 10022.

(6) Excludes shares of Common Stock which the directors, subject to shareholder approval of the Celadon Group, Inc. Non-Employee Director
      Stock Option Plan, had the right to acquire through the exercise of options within 60 days of September 26, 1997, as follows: Paul A.
      Biddelman - 4,000 shares; Michael Miller - 4,000 shares; Joel E. Smilow -
      12,000 shares; and Kilin To - 4,000 shares.

(7)   The address of Citicorp Venture Capital, Ltd. is 399 Park Avenue, New
      York, New York.

(8) Columbia Funds Management Company, a registered investment advisor, is deemed to have beneficial ownership of 580,000 shares of Celadon Group, Inc., Common Stock as of June 30, 1997 all of which shares are held by Columbia Special Fund, Inc. Columbia Funds Management disclaims beneficial ownership of all such shares. The address of Columbia Funds Management
      Company is 1300 SW Sixth Avenue, P. O. Box 1350, Portland, Oregon 97207.
      The address of Columbia Special Funds, Inc. Is 1301 S.W. Sixth Avenue P.O.
      Box 1350, Portland, Oregon 97207.

(9) This information is based upon Schedules 13G filed with the Securities and Exchange Commission for the June 30, 1997 reporting period.

(10) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 502,900 shares of Celadon Group, Inc. Common Stock as of June 30, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment
      Trust Company, a Delaware business trust, or the DFA Group Trust and DFA
      Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. The address of Dimensional Fund Advisors Inc. is 1299 Ocean
      Avenue, 11th Floor, Santa Monica, CA 90401.

(11)  See footnotes (3) and (6) above.

                                       15






      Except as otherwise indicated, the Company has been advised that the beneficial holders listed in the table above have sole voting and investment power regarding the shares shown as being beneficially owned by them. Except as noted in the footnotes, none of such shares is known by the Company to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership.

      The Company, Stephen Russell and Hanseatic are parties to a stockholders agreement which provides that, as long as Hanseatic and Mr. Russell each beneficially own at least five percent of the outstanding shares of Common
Stock, the Company shall use its best efforts to insure that one member of the Company's board of directors is a designee of Hanseatic and that another member of the Company's board of directors is a designee of Mr. Russell. In addition, Mr. Russell and Hanseatic have agreed to vote all shares of Common Stock owned by them in favor of the election of such nominees or, upon the death of Mr.
Russell, for the designee of the holder of a majority of Mr. Russell's shares of Common Stock on the date of death.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH DIRECTORS AND STOCKHOLDERS

        Stephen Russell, Chairman and Chief Executive Officer of the Company, and Leonard R. Bennett, President and Chief Operating Officer of the Company, were parties to a voting agreement pursuant to which they agreed to vote their shares of Common Stock for the other's designee or, upon the death of Mr.
Russell or Mr. Bennett, for the designee of the holder of a majority of the decedent's shares of Common Stock on the date of death, as director of the Company. Messrs. Russell and Bennett were the designees pursuant to such agreement. The agreement was terminated upon Mr. Bennett's resignation from the Company on July 3, 1996.

        On July 3, 1996, Leonard R. Bennett, President Chief Operating Officer and a Director of the Company resigned as an Officer and Director of the Company and all of its subsidiaries. At that time, he also released the Company from its obligations under his employment contract. The Company entered into a three year noncompete and consulting agreement with Mr. Bennett which provided for annual payments of $268,396 and continuation of certain disability and life insurance benefits. In addition, on July 3, 1996, Mr. Bennett acquired the Company's 80.5% interest in Celsur Inc. for a total of 100,000 shares of Celadon Group, Inc.
common stock and $2,440,645 in the form of a personal note, bearing interest at the prime commercial lending rate of the Chase Manhattan Bank, N.A. New York, New York and payable October 3, 1996. The note plus interest was paid in full on October 3, 1996. Payments under the noncompete and consulting agreement, prior to its termination, totaled $124,583. On March 28, 1997, the agreement was terminated and all other obligations of the parties, except for the non-compete and confidentiality provisions and certain indemnifications, ceased upon the payment by the Company of $365,565.

                                       16






        On July 3, 1996, Peter Bennett, Executive Vice President Administration of Celadon Trucking Services, Inc., (CTSI), the Company's principal operating subsidiary, resigned as an officer and employee of CTSI. The Company entered into a one year noncompete and consulting contract with Mr. Bennett providing for an annual payment of $60,000. Payments under the contract prior to its termination totaled $27,692. On March 28, 1997, the agreement was terminated and all other obligations of the parties, except for the non-compete and confidentiality provisions and certain indemnifications, ceased upon the payment by the Company of $30,692.

        The Company and CVC, a principal stockholder of the Company, and of which Kilin To, a director of the Company, was an officer, entered into a registration rights agreement, dated as of April 7, 1988, in connection with CVC's purchase of 1,000,000 shares of Series F Convertible Preferred Stock and warrants (all of which have been converted or exercised, as the case may be, at a weighted average price of $3.08 per share into shares of Common Stock). Under the terms of such agreement, CVC and its permitted transferees have the right to require the Company to file, subject to certain terms and conditions, a registration statement for any or all of the 476,894 shares of Common Stock covered by such agreement which are then held by the requesting holders. In addition, CVC and its permitted transferees have the right to require the Company to include, subject to certain exceptions, any or all of the shares of Common Stock covered by such agreement in any registration statement filed by the Company.

        The Company and Hanseatic, a corporation of which Paul Biddelman, a director of the Company, is an officer, entered into a registration rights agreement, dated as of October 8, 1992, in connection with Hanseatic's purchase of a 9.25% Senior Subordinated Convertible Note (the "Hanseatic Note") for an aggregate purchase price of $8,000,000. The Hanseatic Note was converted in February 1994 into 739,371 shares of Common Stock (equivalent to a conversion price of $10.82 per share). In connection with the purchase of the Hanseatic
Note, the Company paid Hanseatic a $160,000 facility fee and issued to Hanseatic a warrant to purchase, 12,121 shares of Common Stock at any time prior to September 30, 1998, at an exercise price of $10.82 per share. Until October
1998, Hanseatic and its permitted transferees have the right to require the Company to file, subject to certain terms and conditions, a registration statement in respect of any or all of the shares of Common Stock (subject to a minimum of 363,636 shares) covered by such agreement which are then held by the requesting holders. In addition, Hanseatic and its permitted transferees have the right to require the Company to include, subject to certain exceptions, any or all shares of Common Stock covered by such agreement in any registration statement filed by the Company. Such "piggyback" rights, terminate on September
30, 2001.

        The Company, Hanseatic, Stephen Russell, and Leonard Bennett were parties to a stockholders' agreement, dated as of October 8, 1992, which was amended on July 3, 1996 to release Mr. Bennett. Since July 1996, the agreement has provided that each party shall vote its shares of Common Stock for the election as director of one designee of the other party. See "Security Ownership of Principal Stockholders and Management."

                                       17






        In July 1996, the Company guaranteed eight individual one year bank loans to eight executives aggregating $270,000. The loans range in amounts from $9,000 to $54,000, are full recourse to the individual executive and are secured by a total of 30,000 shares of Celadon Group, Inc. Common Stock owned by the executives individually. In February, 1997, one of the original participants withdrew and was replaced by two additional executives. On July 1, 1997, the bank loans and the Company's guarantee were extended until January 1, 1998. The total amounts and ranges noted were not effected.

COMPENSATION PLANS

                                   APPROVAL OF
          CELADON GROUP, INC. NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN,
                             AS AMENDED AND RESTATED

        The affirmative vote of at least a majority of the shares of Common
Stock present in person or represented by proxy and entitled to vote on this matter at the meeting is required to approve the adoption of the Celadon Group, Inc. Non-Employee Director Stock Option Plan, as amended and restated (the
"Director Option Plan"). THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT
THE STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO ADOPT THE CELADON GROUP,
INC. NON- EMPLOYEE DIRECTOR STOCK OPTION PLAN, AS AMENDED AND RESTATED.

BACKGROUND

        On March 31, 1997, the Board of Directors adopted the Director Option
Plan, effective as of April 1, 1997, subject to stockholder approval. The
Director Option Plan was subsequently amended and restated effective as of April
1, 1997, subject to stockholder approval, by action of the Board of Directors of the Company on August 19, 1997.

        The following description of the Director Option Plan is a summary of the principal provisions of the Director Option Plan and is qualified in its entirety by reference to the Director Option Plan, a copy of which has been filed as an exhibit to this Proxy Statement.

PURPOSE OF THE PLAN

        The purposes of the Director Option Plan are to enable the Company to attract, retain, and motivate the non-employee directors of the Company and to create a long-term mutuality of interest between the non-employee directors and the Company's stockholders by granting options to purchase Common Stock
("Options").

                                       18






ADMINISTRATION

        The Director Option Plan will be administered by a committee (the
"Committee") of the Board of Directors of the Company (the "Board"), appointed from time to time by the Board. The Committee is intended to consist of two or more directors, each of whom will be non-employee directors as defined in Rule
16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"). If no Committee exists which has the authority to administer the Director Option Plan, the functions of the Committee will be exercised by the Board. The Committee has full authority to interpret the Director Option Plan and decide any questions under the Director Option Plan and to make such rules and regulations and establish such processes for administration of the Director Option Plan as it deems appropriate subject to the provisions of the Director Option Plan.

AVAILABLE SHARES

        The Director Option Plan authorizes the issuance of up to 100,000 shares of Common Stock upon the exercise of non-qualified stock options granted to non-employee directors of the Company. In general, if Options are for any reason canceled, or expire or terminate unexercised, the shares covered by such Options will again be available for the grant of Options.

        The Director Option Plan provides that appropriate adjustments will be made in the number and kind of securities receivable upon the exercise of Options in the event of a stock split, stock dividend, merger, consolidation or reorganization.

ELIGIBILITY

        All non-employee directors of the Company are eligible to be granted
Options under the Director Option Plan. A non-employee director is a director serving on the Company's Board who is not an active employee of the Company and/or a subsidiary or parent company of the Company, as defined in Sections
424(e) and 424(f) of the Code.

GRANT OF OPTIONS

        On April 1, 1997, each of the four non-employee directors of the Company on April 1, 1997 (the "Initial Grant Date") was granted an Option to purchase
4,000 shares of Common Stock, subject to the terms of the Director Option Plan.
Each non-employee director who is first elected to the Board after April 1, 1997 will be granted, as of the first day of the month coincident with or next following the date of his or her election, an Option to purchase 8,000 shares of Common Stock, subject to the terms of the Director Option Plan (such grant or any grant on the Initial Grant Date is referred to as the "First Grant"). In addition, on April 1, 1997, each non-employee director who was elected to the Board within the one (1) year period ending March 31, 1997 was granted an additional Option to purchase 8,000 shares of Common Stock, subject to the terms of the Director Option Plan. As of the Initial Grant Date, only one non-employee director qualified for this additional grant. Securities underlying options granted on the Initial Grant Date totaled 24,000 shares of Common Stock of the Company.

                                       19







        On each April 1 after the non-employee director receives the First
Grant, the non-employee director will be automatically granted an Option to purchase 4,000 shares of Common Stock, provided that no such Option will be granted if on the date of grant the Company has liquidated, dissolved or merged or consolidated with another entity in such a manner that it is not the surviving entity (unless the Director Option Plan has been assumed by such surviving entity with regard to future grants). The exercise price for the Options will be 100 percent of the fair market value (as defined in the Director
Option Plan) of the Common Stock at the time of the grant of the Options. Grants on the Initial Grant Date have an exercise price of $10.50 per share.

EXERCISE OF OPTIONS

        Subject to acceleration of the exercisability of the Options (as described below), each Option granted under the Director Option Plan will be exercisable on or after the later of (a) 6 months after the date of grant or (b) approval of the Director Option Plan by stockholders. Shares purchased pursuant to the exercise of Options will be paid for at the time of exercise as follows:
(i) in cash; (ii) by delivery of unencumbered shares of Common Stock held for at least 6 months; or (iii) a combination thereof.

        Except where an Option expires earlier (as described below), if not previously exercised, each Option will expire upon the tenth anniversary of the date of the grant thereof.

        Options that are exercisable upon a non-employee director's termination of directorship for any reason except death, disability or cause (as defined in the Director Option Plan), prior to the complete exercise of an Option (or deemed exercise thereof), will remain exercisable following such termination until the earlier of (i) the expiration of the ninety (90) day period following the non-employee director's termination of directorship or (ii) the remaining term of the Option.

        Options that are exercisable upon a non-employee director's termination of directorship for disability or death, will remain exercisable by the non-employee director or, in the case of death, by the non-employee director's estate or by the person given authority to exercise such Options by his or her will or by operation of law, until the earlier of (i) the first anniversary of the non-employee director's termination of directorship or (ii) the remaining term of the Option.

        Upon a non-employee director's removal from the Board, failure to stand for reelection or failure to be renominated for cause, or if the Company obtains or discovers information after termination of directorship that such non-employee director had engaged in conduct during such directorship that would have justified a removal for cause during such directorship, all outstanding
Options of such non-employee director will immediately terminate and will be null and void.

         The Director Option Plan also provides that all outstanding Options will terminate effective upon the consummation of a merger, consolidation liquidation or dissolution in which the Company is not the surviving entity, subject to the right of non-employee director to exercise all outstanding
Options prior to the effective date of the merger, consolidation, liquidation or dissolution.

                                       20






        All Options granted to a non-employee director and not previously exercisable become vested and fully exercisable immediately upon the occurrence of a change in control (as defined in the Director Option Plan).

AMENDMENTS

        The Director Option Plan provides that it may be amended by the Committee or the Board at any time, and from time to time, to effect (i) amendments necessary or desirable in order that the Director Option Plan and the Options granted thereunder conform to all applicable laws, and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, to the extent required by law, no amendment may be made that would require the approval of the stockholders of the Company under applicable law or under any regulation of a principal national securities exchange or automated quotation system sponsored by the National Association of Securities Dealers unless such approval is obtained. The Director Option Plan may be amended or terminated at any time by stockholders of the Company.

MISCELLANEOUS

        Non-employee directors may be limited under Section 16(b) of the Exchange Act to certain specific exercise, election or holding periods with respect to the Options granted to them under the Director Option Plan. Options granted under the Director Option Plan are subject to restrictions on transfer and exercise. No Option granted under the Director Option Plan may be exercised prior to the time period for exercisability, subject to acceleration in the event of a change in control of the Company (as defined in the Director Option
Plan). Although Options will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that an Option that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following discussion of the principal U.S. federal income tax consequences with respect to Options under the Director Option Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

        In general, an optionee will realize no taxable income upon the grant of non-qualified stock options and the Company will not receive a deduction at the time of such grant, unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income

                                       21



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



in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price, but such amount will not be subject to federal wage withholding or employment taxes. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the stock. The
Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

        An optionee should consult with his or her tax advisor as to whether, as a result of Section 16(b) of the Exchange Act and the rules and regulations thereunder, the timing of income recognition is deferred for any period following the exercise of an Option (the "Deferral Period"). If there is a Deferral Period, absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the non-qualified stock option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares over their exercise price, recognition of income by the recipient could, in certain instances, be deferred until the expiration of the Deferral Period.

        In addition, any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, and in the event that the exercisability of an Option is accelerated because of a change in control, payments relating to the Options, either alone or together with certain other payments may constitute parachute payments under Section 280(g) of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the Company.

        The Director Option Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Director
Option Plan is not, nor is it intended to be, qualified under Section 401(a) or 421 of the Code.

                                   APPROVAL OF
           AMENDMENT TO THE CELADON GROUP, INC. 1994 STOCK OPTION PLAN

        The affirmative vote of at least a majority of the shares of Common
Stock present in person or represented by proxy and entitled to vote on this matter at the meeting is required to approve the amendment to the Celadon Group, Inc. 1994 Stock Option Plan. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS
THAT THE STOCKHOLDERS VOTE THEIR SHARES FOR THE AMENDMENT TO THE CELADON GROUP,
INC. 1994 STOCK OPTION PLAN.

                                       22



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



AMENDMENT TO 1994 STOCK OPTION PLAN

        On August 19, 1997, the Board of Directors approved the amendment to the Celadon Group, Inc. 1994 Stock Option Plan (the "Stock Option Plan"), subject to stockholder approval, to provide that the aggregate number of shares of Common
Stock subject to awards under the Stock Option Plan be increased from 500,000 to 650,000. The Board of Directors also amended the Stock Option Plan, subject to stockholder approval, to provide (i) for changes to reflect the new rules under
Section 16(b) of the Exchange Act, including the authorization of "cashless exercises," the use of common stock to satisfy withholding obligations, and ability to approve the transferability of nonqualified stock options and (ii) for changes to reflect Section 162(m) of the Code.

        The following description of the Stock Option Plan is a summary of the principal provisions of the Stock Option Plan and is qualified in its entirety by reference to the Stock Option Plan, a copy of which has been filed as an exhibit to this Proxy Statement.

PURPOSE OF THE PLAN

        The purposes of the Stock Option Plan are to enable the Company to attract, retain, and motivate selected management and other key employees who are important to the Company and to create a long-term mutuality of interest between such persons and the Company's stockholders by granting stock options to purchase Common Stock ("Options"), stock appreciation rights ("SARs") and restricted stock awards (collectively, Options, SARs and restricted stock awards are referred to herein as "Awards").

ADMINISTRATION

        The Stock Option Plan is administered by a committee (the "Committee") of the Board of Directors, appointed from time to time by the Board of Directors. The committee is intended to consist of two or more directors, each of whom will be a non-employee director as defined in Rule 16b-3 promulgated under Section 16(b) of the Exchange Act and an outside director as defined under
Section 162(m) of the Code. If no Committee exists which has the authority to administer the Stock Option Plan, the functions of the Committee will be exercised by the Board of Directors. The Committee has full authority to interpret the Stock Option Plan and decide any questions under the Stock Option
Plan and to make such rules and regulations and establish such processes for administration of the Stock Option Plan as it deems appropriate subject to the provisions of the Stock Option Plan. Any interpretation and decision made by the Committee is final and conclusive.

AVAILABLE SHARES

        The Stock Option Plan authorizes the issuance of up to 650,000 shares of Common Stock upon the exercise of Options, SARs and restricted stock awards. As of September 30, 1997, there were outstanding Options to acquire 385,300 shares of Common Stock under the Stock Option Plan. No SARs or shares of restricted stock have been issued under the Stock Option Plan. In general, if

                                       23



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



Awards are for any reason canceled, or expire or terminate unexercised, the shares covered by such Awards will again be available for the grant of Awards, except that shares subject to a restricted stock award that are forfeited after the optionee has received dividends or other benefits of ownership (excluding voting rights) will not be available for the grant of Awards. The maximum number of shares of Common Stock with respect to which Awards could be granted to any individual under the Stock Option Plan during any fiscal year of the Company may not exceed 75,000.

        The Stock Option Plan provides that appropriate adjustments will be made in the number and kind of securities subject to outstanding Awards and the purchase price to prevent dilution of or enlargement of an optionee's rights in the event of a stock split, stock dividend, merger, consolidation or reorganization that satisfies the requirements set forth in the Stock Option
Plan.

ELIGIBILITY

        Selected management and other key employees who are employed by the Company or a parent or subsidiary corporation of the Company, as defined in Sections 424(e) and 424(f) of the Code, are eligible to be granted Awards under the Stock Option Plan.

GRANT OF AWARDS

        The Committee determines, subject to the provisions of the Stock Option
Plan, the persons to whom and the time or times at which grants shall be made, the number of shares of Common Stock subject to an Option or restricted stock award, the number of Options which will be treated as incentive stock options
("ISOs") or nonqualified stock options, the duration of each Option, the specific restrictions applicable to restricted stock awards, and other terms and provisions of the Awards. In determining persons who are to receive Awards and the number of shares of Common Stock to be covered by each Award, the Board of Directors will consider the person's position, responsibilities, service, accomplishments, present and future value to the Company, the anticipated length of his future service, and other relevant factors.

        The purchase price for the Options will be at least 100 percent of the fair market value (as defined in the Stock Option Plan) of the Common Stock at the time of the grant of the Options. In the case of an ISO granted to an optionee owning more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company
(as defined in Sections 424(3) and 424(f) of the Code) at the time the ISO is granted, the purchase price for the ISO will be at least 110 percent of the fair market value of the Common Stock at the time the ISO is granted.

        Shares purchased pursuant to the exercise of Options will be paid for at the time of exercise as follows: (i) cash, (ii) by delivery of unencumbered shares of Common Stock held for at least 6 months, or (iii) a combination thereof. If the Common Stock is traded on a national securities exchange or system sponsored by the National Association of Securities Dealers, payment in full or in part may also be made through a "cashless exercise" procedure whereby the optionee delivers

                                       24






irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price.

        The Stock Option Plan also permits the Board of Directors in its discretion, to provide for further nonqualified stock options for a number of shares equal to the number of shares surrendered ("Reload Options"), if an optionee exercises an Option by surrendering other shares of Common Stock held by the optionee for at least six months prior to such date of surrender. The purchase price of a Reload Option shall be equal to the fair market value of the Common Stock on the date of exercise of the original Option and may be exercised in accordance with the terms and conditions as the Committee may determine.

        Except where an Option expires earlier (as described below), if not previously exercised, each Option will expire upon the tenth anniversary of the grant hereof (five years in the case of a 10 percent stockholder). No Options may be granted after January 4, 2004.

        The aggregate fair market value (determined at the time of grant) of the Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

        The Stock Option Plan permits the Board of Directors to grant to all eligible persons shares of Common Stock, subject to such restrictions as the Board of Directors may determine (a restricted stock award). The Board of Directors may grant SARs under the Plan. SARs may be granted either alone or in addition to other Awards, and may, but need not, relate to a specific Option. A
SAR may be exercised only at a time when the fair market value of a share of the Common Stock exceeds the fair market value on the date of grant of the SAR and the SAR is otherwise exercisable. If a SAR relates to a specific Option, at the time of its exercise, the employee must surrender the privilege of exercising the related Option to the extent that the employee exercises the SAR. If a SAR is exercised, the holder is entitled to receive, in cash or in shares of Common
Stock, or a combination thereof, at the discretion of the Committee, the excess of the fair market value of shares for which the right is exercised over the fair market value on the date of grant of the SAR. The exercise of SARs is subject to certain restrictions set forth in the Stock Option Plan.

        The Committee may at any time accelerate the vesting of Options and SARs and the removal of restrictions from restricted stock awards. In the event of a merger or other type of corporate transaction which results in a change of control of the Company (as defined in the Stock Option Plan), Options granted pursuant to the Stock Option Plan automatically vest and become immediately exercisable in full, and any forfeiture restrictions contained in any restricted stock award automatically terminate, under certain circumstances.

                                       25



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



        If the employment of any optionee terminates for cause (as defined in the Stock Option Plan), any Options or SARs held by the optionee terminate. If the employment of an optionee otherwise terminates, any Options or SARs held by the optionee may be exercised during a period of 30 days after such termination, unless such termination of employment occurs by reasons of retirement with the consent of the Committee, disability or death. If the employment of any optionee terminates by reason of retirement with the consent of the Committee or disability, nonqualified stock options or SARs exercisable at the time of such termination may be exercised for a period of up to three years after such termination; ISOs exercisable at the time of such termination may be exercised for a period of up to three months after retirement with the consent of the committee and up to twelve months after disability. If the employment of any optionee terminates by reason of death or if an optionee dies during the period which Option or SARs are otherwise exercisable after retirement or disability, Options or SARs exercisable at the time of termination of employment or such later date, may be exercised by the executor or administrator of such optionee's estate within one year of death.

AMENDMENT AND TERMINATION OF PLAN

        The Stock Option Plan provides that it may be amended or terminated by the Board of Directors of the Committee at any time; provided, however, that (i) no such action shall affect or in any way impair an optionee's rights under any Award previously granted under the Stock Option Plan and (ii) no amendment or change shall, without stockholder approval, increase the maximum number of shares of Common Stock which may be issued or transferred under the Stock Option
Plan, change the provisions of the Stock Option Plan regarding the purchase price of Options, extend the period during which Awards may be granted or exercised, or change the eligible class of employees under the Stock Option
Plan.

MISCELLANEOUS

        Optionees may be limited under Section 16(b) of the Exchange Act to certain specific exercise, election or holding periods with respect to the Awards granted to them under the Stock Option Plan. Options granted under the Stock Option Plan are subject to restrictions on transfer and exercise. No
Option granted under the Stock Option Plan may be exercised prior to the time period for exercisability, subject to acceleration in the event of a change in control of the Company (as defined in the Stock Option Plan). Although Options will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a nonqualified stock option that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following discussion of the principal U.S. federal income tax consequences with respect to Options under the Stock Option Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the feral income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

                                       26







        NONQUALIFIED STOCK OPTIONS. In general, an optionee will realize no taxable income upon the grant of nonqualified stock options and the Company will not receive a deduction at the time of such grant, unless the nonqualified stock option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, but such amount will not be subject to federal wage withholding or employment taxes. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for the stock. Subject to the limitation under Section 162(m) of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income in connection with the exercise of the nonqualified stock option.

        INCENTIVE STOCK OPTIONS. Options granted under the Stock Option Plan may be ISOs, provided that such Options satisfy the requirements of the Code therefor. In general, neither the grant nor the exercise of an ISO will result in taxable income to the optionee or a deduction to the Company. The sale of Common Stock received pursuant to the exercise of an ISO which satisfied the requirement of an ISO, as well as the holding period requirement described below, will result in long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the purchase price and will not result in a tax deduction to the Company. To receive ISO treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an ISO either (i) within two years after the ISO is granted or (ii) within one year after the date of exercise.

        If all requirements for ISO treatment other than the holding period requirement are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise or, with respect to officers and directors, the date that sale of such stock would not create liability under Section 16(b) of the Exchange Act) minus the purchase price of (ii) the amount realized on the disposition minus the purchase price is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee's holding period for the stock disposed of. The Company will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

        CERTAIN OTHER TAX ISSUES. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which Options may be granted to any employee during a specified period and the plan under which Options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The Stock Option Plan is intended to satisfy these requirements with respect to Options. Awards of restricted stock that are granted or vest upon the

                                       27



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



attainment of preestablished performance goals generally satisfy the exception for performance based compensation under Section 162(m) of the Code; awards of restricted stock (not subject to the attainment of performance goals) generally do not satisfy the exception for performance based compensation under Section
162(m) of the Code.

        In addition, any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, and in the event that the exercisability of an Option is accelerated because of a change in control, payments relating to the Options, either alone or together with certain other payments may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the Company.

        The Company has the right under the Stock Option Plan to deduct from any payment to be made to an optionee, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to the Stock Option Plan, payment by the optionee of any federal, state or local taxes required by law to be withheld. An optionee may generally satisfy such withholding obligation by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned.

        The Stock Option Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Stock Option
Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

AMENDMENT TO THE 1994 STOCK OPTION PLAN

        On September 10, 1997, the Board of Directors amended the 1994 Stock
Option Plan, subject to the approval of stockholders, to provide that the aggregate number of shares of Common stock subject to options, SARs, and restricted stock awards granted or to be granted pursuant to the Plan be increased from 500,000 to 650,000 subject to adjustment as provided in the Plan.

NEW PLAN BENEFITS

        As of September 30, 1997, options to acquire 395,300 of the 650,000 shares of Common Stock authorized under the Stock Option Plan had been granted.
Under the existing Stock Option Plan, Stephen Russell has been granted nonqualified options to acquire 70,000 shares at exercise prices ranging from $10.00 to $13.625, expiring between September, 2004 and March, 2006; Ronald S.
Roman has been granted an ISO to acquire 10,000 shares at an exercise price of $7.50 expiring August, 2006, a nonqualified option to acquire 25,000 shares at an exercise price of $9.00 per share expiring October, 2006 and pursuant to his employment agreement will receive minimum annual option awards to acquire 10,000 shares at the fair market value on June 30, 1998 and June 30, 1999; Don S.
Snyder has been granted a nonqualified option to acquire 35,000 shares at an exercise price of $10.00 expiring in March 2006; Michael Dunlap has been granted an ISO to acquire 5,000 shares at an exercise price of $7.50 expiring in August, 2006 and Brian L. Reach, formerly Vice President

                                       28



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



Special Projects has been granted nonqualified options to acquire 40,000 shares at exercise prices ranging from $8.75 to $13.625, and an ISO to acquire 20,000 shares at an exercise price of $8.75, all of which expire no later than March
31, 1998 pursuant to the terms of his employment agreement. Additionally, under the Stock Option Plan the non-employee directors as a group have been granted nonqualified options to purchase 39,000 shares at exercise prices ranging from $14.50 to $20.00, expiring between January, 2004 and September, 2004. All executive officers as a group have been granted ISOs and nonqualified options to purchase a total of 215,000 shares at exercise prices ranging from $7.50 to $14.50, expiring between January, 2004 and October, 2006.

        All other employees of the Company have been granted ISOs for a total of 141,300 shares at prices ranging from $7.50 to $15.25 expiring between January, 2004 and April, 2007.

        On October 1, 1997, the closing sale price of the Common Stock on the NASDAQ National Market was $15.00 per share.

        The Board of Directors believes that the Company's ability to grant additional stock options, SARs, and restricted stock awards is important to the Company's ability to recruit and retain qualified personnel.

INDEPENDENT PUBLIC ACCOUNTANTS

                RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP

        The Board of Directors has appointed Ernst & Young LLP as the independent auditors for the Company for the current fiscal year. A representative of Ernst & Young LLP is expected to be present at the Meeting with the opportunity to make a statement if such representative desires to do so, and is expected to respond to appropriate questions. THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS AUDITORS.

STOCKHOLDERS' PROPOSALS

        Proposals of stockholders to be presented at the next annual meeting must be received for inclusion in the Company's proxy statement and form of proxy by June 19, 1998.

GENERAL

        The Board of Directors does not know of any matters other than those specified in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgement. In the event that any nominee is unable to serve as a director at the date of the meeting, the enclosed form of proxy will be voted

                                       29



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


for any nominee who shall be designated by the Board of Directors to fill such vacancy.

        Under Delaware Law and the Company's Certificate of Incorporation and
By-laws, if a quorum is present, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote thereon. A majority of the outstanding shares entitled to vote, present in person or represented by proxy constitutes a quorum. Shares represented by proxies withholding votes from nominees will be counted only for purposes of determining a quorum. Under
Delaware law and the rules of the Securities and Exchange Commission, if a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the matter is required to approve and adopt the proposed Non-Employee Director Stock Option
Plan and the amendment to the 1994 Stock Option Plan. Shares abstaining will be considered present and have the effect of a vote against the proposal. Any share held by a broker as a nominee and not voted in accordance with stock exchange rules will not be considered present or entitled to vote on the proposal.

        The entire cost of soliciting proxies hereunder will be borne by the Company. Proxies will be solicited by mail, and may be solicited personally by directors, officers or regular employees of the Company who will not be compensated for their services. The Company will reimburse brokers and banks for their reasonable expenses for forwarding material to beneficial owners for whom they hold stock.

        The Company intends to furnish to its stockholders a copy of the Company's 1997 Annual Report on Form 10-K filed with the Securities and Exchange
Commission.

Indianapolis, Indiana
October 17, 1997

                                       30



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                                                                       EXHIBIT A

--------------------------------------------------------------------------------


                               CELADON GROUP, INC.

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

              AS AMENDED AND RESTATED EFFECTIVE AS OF APRIL 1, 1997

--------------------------------------------------------------------------------







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



                                Table of Contents


                                                                         Page
                                                                         ----
I.       PURPOSES OF THE PLAN.............................................  1

II.      DEFINITIONS......................................................  1

III.     EFFECTIVE DATE...................................................  3

IV.      ADMINISTRATION...................................................  4
         A.       Duties of the Committee.................................  4
         B.       Advisors................................................  4
         C.       Indemnification.........................................  4
         D.       Meetings of the Committee...............................  4
         E.       Determinations........................................... 5

V.       SHARES; ADJUSTMENT UPON CERTAIN EVENTS...........................  5
         A.       Shares to be Delivered; Fractional Shares...............  5
         B.       Number of Shares........................................  5
         C.       Adjustments; Recapitalization, etc......................  5

VI.      AWARDS AND TERMS OF OPTIONS......................................  6
         A.       Grant...................................................  6
         B.       Date of Grant...........................................  7
         C.       Option Agreement........................................  7
         D.       Option Terms............................................  7
         E.       Expiration..............................................  7
         F.       Acceleration of Exercisability..........................  8

VII.     EFFECT OF TERMINATION OF DIRECTORSHIP............................  8
         A.       General.................................................  8
         B.       Death or Disability.....................................  8
         C.       Termination by Company for Cause........................  8
         D.       Cancellation of Options.................................  8

VIII.    NONTRANSFERABILITY OF OPTIONS....................................  8

IX.      RIGHTS AS A STOCKHOLDER..........................................  9

X.       TERMINATION, AMENDMENT AND MODIFICATION..........................  9

XI.      USE OF PROCEEDS.................................................   9

XII.     GENERAL PROVISIONS...............................................  9
         A.       Right to Terminate Directorship.........................  9
         B.       Trusts, etc............................................. 10
         C.       Notices................................................. 10
         D.       Severability of Provisions.............................. 10
         E.       Payment to Minors, Etc.................................. 10
         F.       Headings and Captions................................... 10
         G.       Costs................................................... 10
         H.       Controlling Law......................................... 11
         I.       Section 16(b) of the Act................................ 11

XIII.    ISSUANCE OF STOCK CERTIFICATES;
         LEGENDS; PAYMENT OF EXPENSES..................................... 11
         A.       Stock Certificates...................................... 11
         B.       Legends................................................. 11
         C.       Payment of Expenses..................................... 11

XIV.     LISTING OF SHARES AND RELATED MATTERS............................ 11

XV.      WITHHOLDING TAXES................................................ 12

                               CELADON GROUP, INC.

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

              As Amended and Restated effective as of April 1, 1997

I.       PURPOSES OF THE PLAN

                  The purposes of this Non-Employee Director Stock Option Plan, as amended and restated (the "Plan") are to enable the Celadon Group, Inc. (the "Company") to attract, retain and motivate the directors who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between the directors and the stockholders of the Company by granting the directors options to purchase Common Stock (as defined herein). The Plan is an amendment and restatement of the Non-Employee Director Stock Option Plan, initially effective April 1, 1997 and adopted on March 31, 1997.

II.      DEFINITIONS

                  In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

                  A. "Act" means the Securities Exchange Act of 1934, as amended.

                  B. "Board" means the Board of Directors of the Company.

                  C. "Cause" means an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

                  D.       "Change in Control" means any of the following:

                  1. the consummation of any consolidation or merger of the Company in which the persons who are stockholders of the Company immediately prior to such consolidation or merger do not own at least a majority of the Common Stock and of the combined voting power of the then outstanding capital stock of the continuing or surviving corporation in such merger, provided that no Change in Control shall be deemed to have occurred if persons having effective control over the affairs of the Company immediately prior to such consolidation or merger have effective control over such continuing or surviving corporation;

                  2. the consummation of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company;

                  3. the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

                  4. any "person," including a "group" as determined in accordance with Sections 13(d) and 14(d) of the Act and the rules and regulations thereunder, becoming the beneficial owner

(within the meaning of Rule 13d-3 promulgated under the Act), directly or indirectly, of thirty percent (30%) or more of the combined voting power of the Company's then outstanding capital stock, whether by means of open-market purchases, tender offer, or otherwise, provided that no Change in Control shall be deemed to have occurred as a result of the ownership of any capital stock by the Company, any subsidiary of the Company, any employee benefit plan of the Company, or any member of the Russell Family; or

                  5. the individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to April 1, 1997, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by an approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such person were a member of the Incumbent Board.

                  E. "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

                  F. "Committee" means a committee of the Board, appointed from time to time by the Board, which Committee shall be intended to consist of two or more directors who are non-employee directors as defined in Rule 16b-3 or such other committee of the Board to which the Board has delegated its power and functions hereunder. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance with the requirements of Rule 16b-3 shall not affect the validity of the interpretations or other actions of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

                  G. "Common Stock" means the common stock of the Company, par value $.033 per share, any common stock into which the common stock may be converted and any common stock resulting from any reclassification of the common stock.

                  H. "Company" means the Celadon Group, Inc., a Delaware corporation, and any successor thereto.

                  I. "Disability" means a total and permanent disability, as defined in Section 22(e)(3) of the Code.

                  J. "Eligible Director" means a director of the Company who is not an active employee of the Company or any Related Person.

                  K. "Fair Market Value" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or
(ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted.

                  L. "Incumbent Board" means the composition of the Board on April 1, 1997.

                  M. "Option" means the right to purchase the number of Shares granted in the Option agreement at a prescribed purchase price according to the terms specified in the Plan.

                  N. "Participant" means an Eligible Director who is granted an Option under the Plan, which Option has not expired.

                  O. "Related Person" means, other than the Company (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code; or (b) any corporation that is defined as a parent corporation in Section 424(e) of the Code. An entity shall be deemed a Related Person only for such periods as the requisite ownership relationship is maintained.

                  P. "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Act as then in effect or any successor provisions.

                  Q. "Russell Family" means Stephen Russell; any lineal descendants of Stephen Russell (including by adoption); any trust all of the beneficiaries (other than contingent beneficiaries) of which are members of the Russell Family (or their estates); any charitable trust, charitable foundation or other charitable entity if and so long as a majority of the trustees, directors, or members of a similar managing body of such trust, foundation, or entity are members of the Russell Family; and any corporation, limited partnership, general partnership, limited liability company, or other entity if and so long as members of the Russell Family beneficially own equity interests in such entity enabling them to effectively control the voting and disposition of Common Stock owned by such entity.

                  R. "Securities Act" means the Securities Act of 1933, as amended.

                  S. "Share" means a share of Common Stock.

                  T. "Termination of Directorship" with respect to an individual means that individual is no longer acting as a director (whether a non-employee director or employee director) of the Company.

III.     EFFECTIVE DATE

                  The Plan shall become effective as of April 1, 1997, (the "Effective Date"), subject to its approval by the majority of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote on the Plan at a meeting of stockholders within one (1) year after the Plan is adopted by the Board, provided that the total vote cast on the Plan represents the majority in interest of all securities entitled to vote on the Plan. Grants of Options under the Plan will be made on or after the Effective Date of the Plan, provided that, if the Plan is not approved by the requisite vote of stockholders, all Options which have been granted pursuant to the terms of the Plan shall be null and void. No Options may be exercised prior to the approval of the Plan by the majority of the Common Stock (at the time of approval).

IV.      ADMINISTRATION

                  A. Duties of the Committee. The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties.

                  B. Advisors. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

                  C. Indemnification. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's or former officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company.

                  D. Meetings of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

                  E. Determinations. Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, directors, officers and other employees of the Company, and the respective heirs, executors, adminis trators, personal representatives and other successors in interest of each of the foregoing.

V.       SHARES; ADJUSTMENT UPON CERTAIN EVENTS

                  A. Shares to be Delivered; Fractional Shares. Shares to be issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option nor will any compensation be paid with regard to fractional shares.

                  B. Number of Shares. Subject to adjustment as provided in this
Article V, the maximum aggregate number of Shares authorized for issuance under the Plan shall be 100,000. Where an Option is for any reason canceled, or expires or terminates unexercised, the Shares covered by such Option shall again be available for the grant of Options, within the limits provided by the preceding sentence.

                  C. Adjustments; Recapitalization, etc. The existence of this Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding, in which case the provisions of this Article V(C) shall govern outstanding Options:

                  1. The Shares with respect to which Options may be granted are Shares of Common Stock as presently constituted, but, if and whenever the Company shall effect a subdivision, recapitalization or consolidation of Shares or the payment of a stock dividend on Shares without receipt of consideration, the aggregate number and kind of shares of capital stock issuable under this Plan shall be proportionately adjusted, and each holder of a then outstanding Option shall have the right to purchase under such Option, in lieu of the number of Shares as to which the Option was then exercisable but on the same terms and conditions of exercise set forth in such Option, the number and kind of shares of capital stock which he or she would have owned after such sub-division, recapitalization, consolidation or dividend if immediately prior thereto he had been the holder of record of the number of Shares as to which such Option was then exercisable.

                  2. If the Company merges or consolidates with one or more corporations and the Company shall be the surviving corporation, thereafter upon exercise of an Option theretofore granted, the Participant shall be entitled to purchase under such Option in lieu of the number of Shares as to which such Option shall then be exercisable, but on the same terms and conditions of exercise set forth in such Option, the number and kind of shares of capital stock or other property to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the number of Shares as to which such Option was then exercisable.

                  3. If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each Participant at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, each Participant shall have the right to exercise in full effective as of such consummation all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and if and when appropriate new notice shall be given as aforesaid.

                  4. If as a result of any adjustment made pursuant to the preceding paragraphs of this Article V(C), any Participant shall become entitled upon exercise of an Option to receive any shares of capital stock other than Common Stock, then the number and kind of shares of capital stock so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Article V(C).

                  5. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Options theretofore granted or the purchase price per Share.

VI.      AWARDS AND TERMS OF OPTIONS

                  A. Grant. Upon the later of (i) the Effective Date of the Plan and (ii) the date of the approval of the Plan by the Board (the "Initial Grant Date"), each Eligible Director shall be automatically granted an Option to purchase 4,000 Shares, subject to the terms of the Plan. Any Eligible Director who is first elected to the Board after the Initial Grant Date shall automatically be granted, as of the first day of the month coincident with or next following the date of such election, an Option to purchase 8,000 Shares, subject to the terms of the Plan (such grant or any grant on the Initial Grant Date is referred to as the "First Grant"). Notwithstanding the foregoing, on the Initial Grant Date, each Eligible Director who was elected to the Board within the one (1) year period prior to the Initial Grant Date shall also automatically be granted an Option to purchase 8,000 Shares, subject to the terms of the Plan. Without further action by the Board or the stockholders (except as provided in Article X) of the Company, each year, other than the year in which an Eligible Director receives the First Grant, as of the April 1 of each year following the Initial Grant Date, each Eligible Director shall be automatically granted an Option to purchase 4,000 Shares, subject to the terms of the Plan, provided that no such Option shall be granted if on the date of grant the Company has liquidated, dissolved or merged or consolidated with another entity in such a manner that it is not the surviving entity (unless the Plan has been assumed by such surviving entity with regard to future grants).

                  B. Date of Grant. If a grant of Options is to be made on a day on which the principal national exchange or automated quotation system sponsored by the National Association of Securities Dealers with respect to which Shares are traded is not open for trading, the grant shall be made on the first day thereafter on which such exchange or system is open for trading.

                  C. Option Agreement. Options shall be evidenced by Option agreements in such form as the Committee shall approve from time to time.

                  D.       Option Terms:

                  1. Exercise Price. The purchase price per share ("Purchase Price") deliverable upon the exercise of an Option shall be 100% of the Fair Market Value of such Share at the time of the grant of the Option, or the par value of the Share, whichever is the greater.

                  2. Period of Exercisability for Options to Purchase Shares. Except as otherwise provided herein, Options granted to Eligible Directors shall vest and become exercisable on the later of (i) six (6) months after the date of grant or (ii) the approval of the Plan by stockholders in accordance with Article III hereof.

                  3. Procedure for Exercise. A Participant electing to exercise one or more Options shall give written notice to the Secretary of the Company of such election and of the number of Options he or she has elected to exercise. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Shares owned by the Participant for at least six months (or such longer period as required by applicable accounting standards to avoid a charge to earnings) or a combination thereof.

                  E. Expiration. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

                  F. Acceleration of Exercisability. All Options granted to a Participant and not previously exercisable shall become vested and fully exercisable immediately upon the occurrence of a Change in Control.

VII.     EFFECT OF TERMINATION OF DIRECTORSHIP

                  A. General. Upon a Participant's Termination of Directorship for any reason except death, Disability or Cause, prior to the complete exercise of an Option (or deemed exercise thereof), then such Option shall thereafter be exercisable to the extent such Option is vested and shall remain exercisable until the earlier of (i) the expiration of the ninety (90) day period following the Participant's Termination of Directorship or (ii) the remaining term of the Option. Any termination of employment by the Company for Cause will be treated in accordance with the provisions of paragraph (C) below.

                  B. Death or Disability. Upon Termination of Directorship on account of Disability or death, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, until the earlier of (i) first anniversary of the Participant's Termination of Directorship or (ii) the remaining term of the Option.

                  C. Termination by Company for Cause. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct during such directorship that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

                  D. Cancellation of Options. Except as provided in Article VI(F), Options that were not exercisable during the period such person serves as a director shall not become exercisable upon a Termination of Directorship for any reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

VIII.             NONTRANSFERABILITY OF OPTIONS

                  No Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, except as provided above, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that an Option that is otherwise not transferable pursuant to this Article VIII is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

IX.      RIGHTS AS A STOCKHOLDER

                  A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

X.       TERMINATION, AMENDMENT AND MODIFICATION

                  Subject to the number of Shares authorized for issuance under the Plan as provided in Article V(B), the Plan shall continue in effect without limit unless and until the Board otherwise determines. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond such termination date. The Committee or the Board at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the Options shall conform to all applicable laws and regulations, and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, solely to the extent required by law, the Committee or the Board may not effect any amendment that would require the approval of the stockholders of the Company under applicable law or under any regulation of a principal national securities exchange or automated quotation system sponsored by the National Association of Securities Dealers unless such approval is obtained. This Plan may be amended or terminated at any time by the stockholders of the Company.

                  Except as otherwise required by law, no termination, amendment or modification of this Plan may, without the consent of the Participant or the permitted transferee of his Option, alter or impair the rights and obligations arising under any then outstanding Option.

XI.      USE OF PROCEEDS

                  The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.

XII.     GENERAL PROVISIONS

                  A. Right to Terminate Directorship. This Plan shall not impose any obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain as a director of the Company.

                  B. Trusts, etc. Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

                  C. Notices. Any notice to the Company required by or in respect of this Plan will be addressed to the Company at One Celadon Drive, 9503 East 33rd Street, Indianapolis, Indiana 46236, Attention: Chief Financial Officer, or such other place of business as shall become the Company's principal executive offices from time to time. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his or her status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telecopy or, in the case of notice to the Company, by facsimile as described above, or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

                  D. Severability of Provisions. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

                  E. Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

                  F. Headings and Captions. The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

                  G. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Options hereunder.

                  H. Controlling Law. The Plan shall be construed and enforced according to the laws of the State of Delaware, without giving effect to rules governing the conflict of laws.

                  I. Section 16(b) of the Act. All elections and transactions under the Plan by persons subject to Section 16 of the Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

XIII.             ISSUANCE OF STOCK CERTIFICATES;
                  LEGENDS; PAYMENT OF EXPENSES

                  A. Stock Certificates. Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons, however, in the case of Options exercised pursuant to Section V(C)3 hereof, subject to the merger, consolidation, dissolution or liquidation triggering the rights under that section.

                  B. Legends. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

                  C. Payment of Expenses. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

XIV.     LISTING OF SHARES AND RELATED MATTERS

                  If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

XV.      WITHHOLDING TAXES

                  The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any federal, state or local taxes required by law to be withheld.

                                                                       EXHIBIT B

--------------------------------------------------------------------------------



                               CELADON GROUP, INC.

                             1994 STOCK OPTION PLAN,

                      AS AMENDED EFFECTIVE AUGUST 19, 1997

--------------------------------------------------------------------------------



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


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

                                Table of Contents

                                                                           Page
                                                                           ----
1.       Purpose of the Plan                                                1

2.       Administration of the Plan                                         1

3.       Shares of Stock Subject to the Plan                                2

4.       Eligibility                                                        3

5.       Granting Plan Awards                                               3

6.       Options                                                            3
         a.       Option Price                                              3
         b.       Medium and Time of Payment                                4
         c.       Waiting and Exercise Period                               4
         d.       Reload Options                                            4
         e.       Fair Market Value                                         4
         f.       Incentive Stock Options                                   5

7.       Restricted Stock Awards                                            5
         a.       Forfeiture Period                                         5
         b.       Restrictive Legend and Stock Power                        5

8.       Stock Appreciation Rights                                          6
         a.       Definition                                                6
         b.       Grant and Termination                                     6
         c.       Number of Rights                                          6
         d.       Exercise by Insiders                                      7

9.       Non-Employee Directors                                             7
         a.       Current Directors                                         7
         b.       Options                                                   7
         c.       Non-Committee Members                                     7

10.      Adjustments upon Changes in Capitalization                         7

11.      Effectiveness, Termination and Amendment of the Plan               9



                                        i



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



12.      Death, Retirement and Termination of Employment                    9
         a.       General                                                   9
         b.       Retirement and Nonqualified Options                      10
         c.       Retirement and Incentive Options                         10
         d.       Death                                                    10
         e.       Leaves of Absence                                        10

13.      Acceleration of Vesting                                           10
         a.       Acceleration                                             10
         b.       Settlement                                               11
         c.       Change in Control                                        12
         d.       Change in Control Date                                   12
         e.       Change in Control Price                                  13
         f.       Russell Family                                           13

14.      Miscellaneous Provisions                                          13
         a.       Rights as an Employee or Director                        13
         b.       Rights as a Stockholder                                  13
         c.       Non-Assignability of Plan Awards                         13
         d.       Leave of Absence                                         14
         e.       Withholding of Taxes                                     14
         f.       Other Restrictions                                       14

                               CELADON GROUP, INC.

                             1994 STOCK OPTION PLAN,

                      As Amended Effective August 19, 1997

1.       PURPOSE OF THE PLAN

         The purpose of this 1994 Stock Option Plan, as amended (the "Plan") is to encourage and enable selected management (including directors) and other key employees of Celadon Group, Inc. (the "Company") or a parent or subsidiary of the Company to acquire a proprietary interest in the Company through the ownership of common stock, par value $.033 per share (the "Common Stock"), of the Company. Such ownership will provide such persons with a more direct stake in the future welfare of the Company and encourage them to remain with the Company or a parent or subsidiary of the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment or other association with the Company or a parent or subsidiary of the Company. Pursuant to the Plan, such persons may be granted stock options, restricted stock awards, and stock appreciation rights (collectively, "Plan Awards").

         As used herein, the term "parent" or "subsidiary" shall mean any present or future corporation which is or would be a "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") determined as if the Company were the employer corporation.

2.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a Compensation Committee (the "Committee") as appointed from time to time by the Board of Directors of the Company (the "Board"), which committee shall consist of two or more members of the Board, each of whom shall be a non-employee director as defined in Rule 16(b)-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and an outside director as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 promulgated under Section 16(b) of the 1934 Act or Section 162(m) of the Code, such noncompliance shall not affect the validity of the Plan Awards, grants, interpretations or other actions of the Committee. No person while a member of the Committee or any other committee of the Board administering the Plan shall be eligible to receive a Plan Award except as provided in Section 9.

         In administering the Plan, the Committee shall follow any general guidelines not inconsistent with the Plan established by the Board and may adopt rules and regulations for carrying out the Plan. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur

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any liability for any action taken in good faith in reliance upon the advice of counsel. The interpretation and decision made by the Committee with regard to any question arising under the Plan shall be final and conclusive on all persons participating or eligible to participate in the Plan. Subject to the provisions of the Plan and any guidelines established by the Board, the Committee from time to time shall determine the terms and conditions of all Plan Awards, including, but not limited to, the persons (the "Participants") to whom, and the time or times at which, Plan Awards shall be granted, the number of shares subject to each Plan Award, the number of options which shall be treated as incentive stock options (as described in Section 422 of the Code), the duration of each option, the specific restrictions applicable to restricted stock awards and other Plan Awards, and other terms and provisions of each Plan Award.

         It is the intent of the Company that this Plan and all Plan Awards satisfy, and be interpreted in a manner that will satisfy, the applicable requirements of Rule 16b-3 promulgated under the 1934 Act, so that Participants who are or may be, with respect to their ownership of Common Stock, directly or indirectly (including by virtue of any other person being required to report ownership of securities owned by a Participant) subject to Section 16 of the 1934 Act ("Insiders") will be entitled to the benefits of such Rule 16b-3, or other exemptive rules under such Section 16, and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Plan Award would otherwise frustrate or conflict with the intent expressed in this
Section 2, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Insiders.

3.       SHARES OF STOCK SUBJECT TO THE PLAN

         Expect as provided in Section 10, the aggregate number of shares that may be issued or transferred pursuant to Plan Awards shall not exceed 650,000 shares of Common Stock. Such shares of Common Stock available under the Plan may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in treasury. Any shares subject to a Plan Award which for any reason terminates, expires, or is forfeited without the delivery to the holder of the Plan Award of shares of Common Stock or other consideration may again be subject to a new Plan Award, except that shares subject to a restricted stock award that are forfeited after the holder thereof has received dividends or other benefits of ownership (excluding voting rights) shall not thereafter be available for grant pursuant to the Plan. If an option or related stock appreciation right is exercised for shares of Common Stock, the shares covered by such option shall not thereafter be available for grant pursuant to the Plan. Any shares of Common Stock that are used by a Participant as full or partial payment of withholding or other taxes or of the purchase price of shares of Common Stock acquired on the exercise of an option shall be counted against the limit set forth in the first sentence of this Section 3 and shall not thereafter be available for Plan Awards, except that such shares shall be available for Plan Awards to persons who are not Insiders. The maximum number of shares of Common Stock subject to any stock option and/or stock appreciation right which may be granted under the Plan to each participant shall not exceed 75,000 shares of Common Stock (subject to any adjustment as provided in Section 10 hereof) in each calendar year

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



during the entire term of the Plan. In the case of a stock appreciation right related to a stock option, it shall apply against the Participant's individual share limitations for both stock appreciation rights and stock options. Notwithstanding the foregoing, in order to comply with Section 162(m) of the Code, the Committee shall take into account that (i) if a Plan Award is canceled, the canceled Plan Award continues to be counted against the maximum number of shares of Common Stock for which Plan Awards may be granted to a Participant under this Section 3 of the Plan, and (ii) if after the grant of a Plan Award, the Committee or the Board reduced the exercise price or purchase price, the transaction is treated as a cancellation of the Plan Award and a grant of a new Plan Award, and in such case, both the Plan Award that is deemed to be canceled and the Plan Award that is deemed to be granted, reduce the maximum number of shares of Common Stock for which Plan Awards may be granted to a participant under the Plan. To the extent that shares of Common Stock for which stock options and/or stock appreciation rights are permitted to be granted to a participant during a calendar year are not covered by a grant of stock option and/or a stock appreciation right in the calendar year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent taxable year during the term of the Plan.

4.       ELIGIBILITY

         Plan Awards may be granted to management (including directors) and other key employees who are employed by the Company or a parent or subsidiary of the Company.

5.       GRANTING OF PLAN AWARDS

         All Plan Awards shall be granted within 10 years from January 5, 1994. Except for automatic grants provided in Section 9, the date of the grant of any Plan Award shall be the date on which the Committee authorizes the grant of such Plan Award.

6.       OPTIONS

         Options shall be evidenced by stock option agreements in such form, not inconsistent with the Plan, as the Committee shall approve from time to time, which agreements need not be identical, and shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

                  (a) OPTION PRICE. The exercise price of each stock option shall be not less than 100% of the Fair Market Value (as defined below) of the Common Stock at the date the option is granted and not less than the par value of the Common Stock. In the case of an incentive stock option granted to a Participant owning more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company (a "10% Stockholder"), actually or constructively under Section 424(d) of the Code, the exercise price shall not be less than 110% of the Fair Market Value of the Common

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



         Stock subject to the option at the date of its grant.

                  (b) MEDIUM AND TIME OF PAYMENT. Shares of Common Stock purchased pursuant to the exercise of an option shall at the time of purchase be paid for in full in cash, or with shares of Common Stock, or a combination of cash and Common Stock to be valued at the Fair Market Value thereof on the date of such exercise; provided, however, that any shares of Common Stock so delivered shall have been beneficially owned by the optionee for a period of not less than six months prior to the date of exercise. If the Common Stock is traded on a national securities exchange or system sponsored by the National Association of Securities Dealers, payment in full or in part may also be made through a "cashless exercise" procedure whereby the optionee delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price. Upon receipt of payment and such documentation as the Company may deem necessary to establish compliance with the Securities Act of 1933, as amended (the "1933 Act"), the Company shall, without stock transfer tax to the optionee or other person entitled to exercise the option, deliver to the person exercising the option a certificate or certificates for such shares."

                  (c) WAITING AND EXERCISE PERIOD. The waiting period and time for exercising an option shall be prescribed by the Committee in each particular case; provided, however, that (i) no option may be exercised after 10 years from the date it is granted and (ii) in the case of an incentive stock option granted to a 10% Stockholder, such option, by its terms, shall be exercisable only within five years from the date of grant.

                  (d) RELOAD OPTIONS. The Committee shall have the authority (but not any obligation) to include within any option agreement a provision entitling the optionee to a further option (a "Reload Option") if the optionee exercises the option evidenced by the option agreement, in whole or in part, by surrendering other shares of Common Stock of the Company held by the optionee for at least six months prior to such date of surrender in accordance with the Plan and the terms and conditions of the option agreement. Any such Reload Option shall not be an incentive stock option, shall be for a number of shares of Common Stock equal to the number of surrendered shares, shall be exercisable at a price equal to the Fair Market Value of the Common Stock on the date of exercise of such original option, shall become exercisable if the shares purchased by the optionee pursuant to the option agreement are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

                  (e) FAIR MARKET VALUE. The "Fair market Value" per share of the Common Stock on any date shall be the "closing price" on the trading day immediately preceding the date in question, where the "closing price" on any day is (i) the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the NASDAQ National Market System) on which the Common Stock is listed or admitted to trading, (ii) if on such date the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common

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



         Stock as furnished by the National Association of Securities Dealers, Inc. Through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or (iii) if on such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ or any similar organization, the Fair Market Value of a share of Common Stock on such date, as determined in good faith by the Committee in a manner consistent with the requirements of the Code, whose determination shall be conclusive absent manifest error, shall be used.

                  (f) INCENTIVE STOCK OPTIONS. No incentive stock options shall be granted to any person, if, giving effect to such grant, the Fair Market Value at the date of such grant of the Common Stock (or other capital stock of the Company) which first becomes purchasable in any calendar year under all incentive stock options held by such person under the Plan and any other plans of the Company any parent or subsidiary shall exceed $100,000. Incentive stock options shall not be issued to directors who are not also employees of the Company or a parent or subsidiary.

7.       RESTRICTED STOCK AWARDS

         Restricted stock awards shall be evidenced by agreements in such form, not inconsistent with the Plan, as the Committee shall approve from time to time, which agreements need not be identical, and shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

                  (a) FORFEITURE PERIOD. The period and time during, and the conditions and restrictions under, which a restricted stock award is subject to forfeiture (the "Restriction Period") shall be prescribed by the Committee in each particular case, subject to the provisions of
         Section 13.

                  (b) RESTRICTIVE LEGEND AND STOCK POWER. Each certificate evidencing shares of Common Stock subject to a restricted stock award shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock award. The Committee may prescribe that the certificates evidencing such shares be held in escrow by a bank or other institution, or that the Company may itself hold such shares in escrow, until the restrictions thereon shall have lapsed and may require, as a condition of any restricted stock award, that the recipient shall have delivered a stock power endorsed in blank relating to the shares of Common Stock subject to the restricted stock award. Upon the termination of the Restriction Period with respect to any shares of Common Stock subject to a restricted stock award, the certificate evidencing such shares will be delivered out of escrow subject to the satisfaction by the recipient of applicable Federal and state securities laws and withholding tax requirements, including any Federal, state, or local withholding taxes. At the discretion of the Committee, or as may be provided in the agreement evidencing any option, such taxes may be paid, or may be required to be paid, in cash or by tender of the holder of restricted stock or withholding by the Company of the number of shares of Common Stock whose Fair

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



         Market Value equals the amount required to be withheld. At the discretion of the Committee, such taxes may be paid by the Company.

8.       STOCK APPRECIATION RIGHTS

         Stock appreciation rights shall be evidenced by agreements (which, in the case of stock appreciation rights related to a stock option, may be included as part of the agreement evidencing such option) in such form, not inconsistent with the Plan, as the Committee shall approve from time to time, which agreements need not be identical, and shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

                  (a) DEFINITION. A stock appreciation right means a right granted pursuant to the Plan to receive, upon the exercise of such right, up to the excess of (i) the Fair Market Value of one share of common Stock on the date of exercise or at any time during a specified period before the date of exercise over (ii) the Fair Market Value of one share of Common Stock on the date of grant. Any payment by the Company in respect of such right may be made in cash, shares of Common Stock, other property, or any combination thereof as the Committee, in its sole discretion, shall determine or as shall be provided in the agreement evidencing such stock appreciation right.

                  (b) GRANT AND TERMINATION. Stock appreciation rights may be granted either alone or in addition to other Plan Awards granted under the Plan and may, but need not, relate to a specific stock option granted under the Plan. The provisions of stock appreciation rights need not be the same with respect to each Participant. Any stock appreciation right related to a stock option may be granted at the same time such stock option is granted or at any time thereafter before exercise or expiration of such stock option. In the case of any stock appreciation right related to any stock option, the stock appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related stock option or portion thereof, except that a stock appreciation right granted with respect to less than the full number of shares of Common Stock covered by a related stock option shall only be reduced when the exercise or termination of the related stock option exceeds the number of shares not covered by the stock appreciation right. Any stock option related to any stock appreciation right shall no longer be exercisable to the extent the related stock appreciation right has been exercised.

                  (c) NUMBER OF RIGHTS. If any agreement evidencing a stock appreciation right which does not relate to any option shall provide that such stock appreciation right may be settled only in cash (a "cash-only right"), the number of shares of Common Stock to which such cash-only right relates shall not be deducted from the limit set forth in Section 3; provided that the number of cash-only rights which may be issued in any fiscal year of the Company shall not exceed 22,500. Except with respect to cash-only rights, the Committee, for purposes of determining compliance with the limit set forth in Section 3, shall estimate the number of shares of Common Stock expected to be issued on settlement of any stock

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



         appreciation right, taking into account any intention of the Committee to require settlement in cash.

                  (d) EXERCISE BY INSIDERS. No stock appreciation right may be exercised by an Insider unless such exercise is exempt form Section 16(b) of the 1934 Act pursuant to Rule 16b-3 promulgated thereunder or otherwise.

9.       NON-EMPLOYEE DIRECTORS

         Each director of the Company who is not an employee of the Company or any parent or subsidiary (a "Non-Employee Director") shall receive Plan Awards as follows:

                  (a) CURRENT DIRECTORS. On the date of approval of this Plan by the Board, each Non-Employee Director shall receive an option to purchase 8,000 shares of Common Stock, subject, in each case, to adjustment as provided in Section 10.

                  (b) OPTIONS. The exercise price per share of any option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of a share of Common Stock on the date of grant (except for grants pursuant to Section 9(a), which shall be exercisable at a price per share equal to the initial public offering price in the Company's initial public offering), subject to adjustment as provided in Section
         10. Each option granted pursuant to this Section 9 shall be exercisable six months after the date of grant and shall terminate 10 years from the date of grant (unless earlier exercised or terminated in accordance with the Plan). No option granted pursuant to this Section 9 shall provide for Reload Options or be accompanied by stock appreciation rights.

                  (c) NON-COMMITTEE MEMBERS. Nothing in this Section 9 shall limit the authority of the Committee to grant Plan Awards to Non-Employee Directors who are not members of the Committee.

10.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         (a) If dividends payable in Common Stock during any fiscal year of the Company exceed in the aggregate 5% of the shares of Common Stock issued and outstanding at the beginning of such fiscal year, or if there is during any fiscal year of the Company one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease by more than 5% of the shares of Common Stock outstanding at the beginning of the year, the number of shares of Common Stock available under the Plan shall be increased or decreased proportionately, as the case may be, the number of shares of Common Stock subject to stock appreciation rights and the related Fair Market Value thereof as of the date of grant shall be increased or decreased proportionately, as the case may be, and the exercise price and number of shares of Common Stock deliverable upon the exercise thereafter of any options theretofore granted shall be increased or decreased proportionately,

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



as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate 5% of the shares of Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

         (b) In the case of any change or reclassification of the Common Stock, including by reason of any merger, consolidation, or sale of all or substantially all of the assets of the Company, and including a change into a right to receive cash or other property, but excluding a change or reclassification provided for in Section 10(a), (i) the holder of each option shall thereafter be entitled, upon exercise of such option, to receive the kind and amount of securities, property, or cash, or any combination thereof, receivable upon such change or reclassification by a holder of the number of shares of Common Stock for which such option might have been exercised (without regard to any waiting or vesting period) immediately prior to such change or reclassification and (ii) the holder of each stock appreciation right shall be entitled to receive, upon exercise thereof, the excess, if any, of the fair market value (determinate in a manner consistent with the definition of Fair Market Value in Section 6(e)) of the securities, property, or cash, or combination thereof, receivable upon such change or reclassification by a holder of one share of Common Stock over the grant price of such stock appreciation right.

         (c) In the event that the Committee shall determine that any event not specifically provided for in Sections 10(a) and (b) affects the shares of Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued in connection with Plan Awards; (ii) the number and kind of shares issued or issuable in respect of outstanding Plan Awards; and (iii) the exercise price, grant price, or purchase price relating to any Plan Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Plan Award; provided, however, in each case, that, with respect to incentive stock options, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b) (2) of the Code or any successor provision thereto.

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



11.      EFFECTIVENESS, TERMINATION AND AMENDMENT OF THE PLAN

                  (a) The Plan shall become effective January 5, 1994, the date of its adoption by the favorable vote of a majority of the Board, subject, however, to approval by the stockholders of the Company within 12 months next following such adoption by the Board. If such approval is not obtained, the Plan and any and all Plan Awards granted during such interim period shall terminate and be of no further force or effect. The Plan shall, in all events, terminate on January 5, 2004, or on such earlier date as the Board may determine, except that the Plan will remain in effect with respect to Plan Awards outstanding as of such termination date. Any option or stock appreciation right outstanding at the termination date shall remain outstanding until it has either expired or has been exercised. Any restricted stock award outstanding at the termination date shall remain subject to the terms of the Plan until the restrictions thereon shall have lapsed.

                  (b) The Board or Committee shall have the right to amend, suspend, or terminate the Plan at any time; provided, however, that (i) no such action shall affect or in any way impair the rights of a Participant under any Plan Award theretofore granted or (ii) unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in Section 10, or by a consent of stockholders, no amendment or change shall be made in the Plan; (A) increasing the total number of shares of Common Stock which may be issued or transferred under the Plan; (B) increasing the maximum individual Participant limitations for a calendar year under Section 3;
         (C) changing the provisions of Section 6(a); (D) extending the period during which Plan Awards may be granted or exercised; (E) changing the designation of persons eligible to receive Plan Awards; or (F) effecting any change that would require stockholder approval in order for the Plan to comply with the applicable provisions, if any, of
         Section 16(b) of the 1934 Act, Section 162(m) of the Code, or, with regard to incentive stock options, Section 422 of the Code."

12.      DEATH, RETIREMENT, AND TERMINATION OF EMPLOYMENT

                  (a) GENERAL. An option or stock appreciation right which has not theretofore expired shall terminate on the date of the termination for Cause (as hereinafter defined) or 30 days after the date of the termination for any reason, other than for cause, death, or Retirement (as defined in Section 12(b)), of the holder's employment or association with the Company or a parent or subsidiary of the Company (including by reason of any event as a result of which a parent or subsidiary ceases to be such), subject to the condition that no option or stock appreciation right granted in connection with an option may be exercised in whole or in part after the expiration date of the option or more than 10 years after the date of grant of such option or stock appreciation right. "Cause" shall mean (i) the conviction by a Participant of a felony or a crime involving moral turpitude or (ii) the commission by a Participant of a public or notorious act which subjects the Company to public disrespect, scandal, or ridicule and which adversely affects the value of the services to the Company of

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



         such Participant.

                  (b) RETIREMENT AND NONQUALIFIED OPTIONS. With respect to nonqualified options and stock appreciation rights, upon the termination of employment or association due to retirement with the consent of the Committee or Disability (as hereinafter defined,) (collectively, "Retirement"), the holder of such option or stock appreciation right may, during a period (the "Retirement period") which is the longer of (i) up to 10 years after the date of grant of such option or stock appreciation right, such period to be set on a case by case basis by the Committee, and (ii) three years from the date of such termination, exercise such stock appreciation right or purchase some or all of the shares covered by such non-qualified stock option which was exercisable under the Plan immediately prior to such termination. "Disability" shall have the meaning provided in Section 22(e) (3) of the Code.

                  (c) RETIREMENT AND INCENTIVE OPTIONS. With respect to incentive stock options, upon the termination of the employment of any such employee due to Retirement, the employee may, within three months after the date of such termination (12 months in the case of Disability), purchase some or all of the shares covered by an incentive stock option which was exercisable under the Plan immediately prior to such termination and shares not purchased within three months (12 months in the case of Disability) after the date of termination due to Retirement under such incentive stock option may be purchased during the Retirement Period but will be non-qualified stock option stock and not incentive stock option stock; provided, however, that, prior to such purchase, the option will remain subject to the provisions of the Plan governing incentive stock options.

                  (d) DEATH. Upon the death of any holder of any option or stock appreciation right while in active service or of the death of any disabled or retired person within the periods referenced in Sections 12(b) and (c), the person or persons to whom such holder's rights under an option or stock appreciation right are transferred by will or the laws of descent and distribution may, within 12 months after the date of such person's death, exercise such stock appreciation right or purchase some or all of the shares to which such person was entitled pursuant to the exercise of an option under the Plan on the date of his death.

                  (e) LEAVES OF ABSENCE. Leaves of absence pursuant to Section 14(d) shall not be deemed terminations or interruptions of employment or other association.

13.      ACCELERATION OF VESTING

                  (a) ACCELERATION. Immediately upon the occurrence of a Change in Control of the Company (as hereinafter defined), except as specifically otherwise provided by the terms of an agreement relating to a particular Plan Award,

                  (i) all options and stock appreciation rights shall immediately become exercisable in full, including that portion of any option or stock appreciation right that had not become

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



         exercisable, and the Company shall afford each holder of an option the opportunity to exercise such right prior to its settlement pursuant to
         Section 13(b), and

                  (ii) all restricted stock awards shall immediately vest and no longer be subject to forfeiture.

         (b) SETTLEMENT. Immediately following the occurrence of any Change in Control,

                  (i) each stock appreciation right not theretofore exercised shall be settled by a payment to the holder thereof by the Company in cash of the amount to which the holder thereof would have been entitled (on a basis as if the Fair Market Value was determined as provided in Section 13(b) (iii)) had he exercised such right on the Change in Control Date (as hereinafter defined) (immediately prior to the occurrence of such Change in Control, if it occurred on the Change in Control Date), and thereafter shall be deemed terminated, and

                  (ii) each stock option not theretofore exercised shall be settled by a payment to the holder thereof by the Company in cash of an amount equal to the excess of the Fair Market Value on the Change in Control Date over the exercise price of such option, multiplied by the number of shares of Common Stock for which each option is exercisable immediately prior to the Change in Control, and thereafter shall be deemed terminated, provided, that,

                  (iii) in each case, for purposes of the foregoing, the Fair Market Value on the Change in Control Date shall be the higher of the Fair Market Value, as defined, on such date and the Change in Control Price (as hereinafter defined),

                  (iv) in the case of an option with a related stock appreciation right, whichever of such option or such stock appreciation right entitles the holder to the greatest payment shall be settled pursuant to Section 13(b) (i) or (ii), and the other shall be terminated without any further payment,

                  (v) in the case of any option or stock appreciation right which had been granted to an Insider within the six-month period preceding the Change in Control Date, such settlement shall be delayed until such time as such settlement would not cause such Insider to realize liability under Section 16(b) of the 1934 Act, and

                  (vi) no settlement shall be made pursuant to this Section 13(b) of any option or stock appreciation right held by an Insider who has control over the timing or occurrence of the Change in Control.

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



         (c)      CHANGE IN CONTROL. A "Change in Control" shall mean:

                  (i)      consummation of

                           (A) any consolidation or merger of the Company in
                  which the persons who are the stockholders of the Company immediately prior to such consolidation or merger do not own at least a majority of each of the common stock and of the combined voting power of the then outstanding capital stock of the continuing or surviving corporation in such merger, provided that no Change in Control shall be deemed to have occurred if persons having effective control over the affairs of the Company immediately prior to such consolidation or merger have effective control over such continuing or surviving corporation; or

                           (B) any sale, lease, exchange, or other transfer (in
                  one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

                  (ii) approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

                  (iii) any "person," including a "group" as determined in accordance with Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations thereunder, becoming the beneficial owner (within the meaning of Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of 30% or more of the combined voting power of the Company's then outstanding capital stock, whether by means of open-market purchases, tender offer, or otherwise, provided that no Change in Control shall be deemed to have occurred as a result of the ownership of any capital stock by the Company, any subsidiary of the Company, any employee benefit plan of the Company, or any member of the Russell Family (as hereinafter defined); or

                  (iv) individuals who constitute the Board on December 1, 1993 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to December 1, 1993, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such person were a member of the Incumbent Board.

         (d) CHANGE IN CONTROL DATE. "Change in Control Date" shall mean (i) in the case of a Change in Control described in Section 13(c) (i), (ii), or (iv), the date of occurrence thereof, and (ii) in the case of a Change in Control described in Section 13(c) (iii), the date on which the Company first obtains knowledge of the occurrence thereof.

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



         (e) CHANGE IN CONTROL PRICE. "Change in Control Price" shall mean (i) in the case of a Change in Control described in Section 13(c)(i), the amount paid or to be paid in or as a result of such merger, consolidation, or other transaction per share of Common Stock, (ii) in the case of a Change in Control described in Section 13(c)(iii), the highest price per share of Common Stock paid to acquire Common Stock by the person described therein in the one-year preceding the Change of Control Date or in the transaction which results in the Change of Control, and (iii) in the case of a Change in Control described in
Section 13(c) (ii) or (iv), the highest price per share of Common Stock paid to acquire Common Stock by any person (other than a member of the Russell or Bennett Family) proposing such liquidation or distribution, or becoming or nominating a person for election as a director without the approval of the Incumbent Board.

         (f) RUSSELL FAMILY. "Russell Family" shall mean (i) Stephen Russell;
(ii) any lineal descendants of Stephen Russell (including by adoption); (iii) any trust all of the beneficiaries (other than contingent beneficiaries) of which are members of the Russell Family (or their estates); (iv) any charitable trust, charitable foundation, or other charitable entity if and so long as a majority of the trustees, directors, or members of a similar managing body of such trust, foundation, or entity are members of the Russell Family; and (v) any corporation, limited partnership, general partnership, limited liability company, or other entity if and so long as members of the Russell Family beneficially own equity interests in such entity enabling them to effectively control the voting and disposition of Common Stock owned by such entity.

14.      MISCELLANEOUS PROVISIONS

         (a) RIGHTS AS AN EMPLOYEE OR DIRECTOR. Nothing in the Plan, the grant or holding of a Plan Award, or in any agreement entered into pursuant to the Plan shall confer to any Participant any right to continue in the employ of or other association with the Company or any parent or subsidiary of the Company or interfere in any way with the right of the Company or any parent or subsidiary of the Company to terminate such employment or other association of a Participant at any time.

         (b) RIGHTS AS A STOCKHOLDER. Except as provided in Section 14(c), a holder of a restricted stock award shall have all of the rights of a stockholder with respect to all of the shares of Common Stock subject to the restricted stock award, including, without limitation, the right to vote such shares and to receive dividends in cash or other property or other distributions or rights in respect of such shares. A holder of a Plan Award (other than a restricted stock award) shall have no rights as a stockholder with respect to any shares of Common Stock issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares, and, except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         (c) NON-ASSIGNABILITY OF PLAN AWARDS. No Plan Award shall be assignable or transferable by the recipient, except (i) by will or by the laws of descent and distribution or (ii) in the case of Plan Awards other than incentive stock options, pursuant to a qualified domestic relations order (as defined in the Code or the Employee Retirement Income Security Act or the rules thereunder), provided that such restriction on the transfer or assignment of a restricted stock award shall expire upon the date of expiration of the related Restriction Period. During the lifetime of a recipient (or transferee pursuant to Section 14(c) (ii)), Plan Awards shall be exercisable only by him or his personal representative or guardian. No Plan Award or interest therein may be pledged, attached, or otherwise encumbered other than in favor of the Company. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a stock option (other than an incentive stock option) that is otherwise not transferable pursuant to this Section 14(c), is transferable in whole or in part and in such circumstances and under such conditions, as specified by the Committee.

         (d) LEAVE OF ABSENCE. In the case of a Participant on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of Plan Awards during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, except that in no event shall an option or stock appreciation right be exercisable after 10 years from the date it is granted.

         (e) WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

         Except as set forth in an option agreement, a Participant may satisfy any such withholding obligation (without additional approval by the Committee) by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         (f) OTHER RESTRICTIONS. Each Plan Award shall be subject to the requirement that, if at any time the Board or the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the issue, transfer, or purchase of shares thereunder, such Plan Award may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Company shall not be obligated to sell or issue any shares of Common Stock in any manner in contravention of the 1933 Act or any state securities law.

                                 DETACH HERE
                                                                     APPENDIX 1
                                                                     PROXY CARD
                              CELADON GROUP, INC.
                             9503 East 33RD Street
                               One Celadon Drive
                        Indianapolis, Indiana 46236-4207

                         ANNUAL MEETING OF STOCKHOLDERS
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Stephen Russell, Paul A. Biddelman and Don S. Snyder and each of them, with full power of substitution, proxies of the undersigned, to vote all shares of Common Stock of Celadon Group, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Monday, December 1, 1997, at
P 1:30 o'clock p.m., (local time) at the Hyatt Regency, One South Capital Avenue, Indianapolis, Indiana 46236, and at any adjournments thereof.
R The undersigned hereby revokes any proxy heretofore given with respect to such shares.
O
                  This Proxy, when properly executed, will be voted in the
X manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of the nominees
Y named in Proposal 1 and for the approval of the plan named in Proposal 2 and for Proposals 3 and 4. If more than one of said proxies or their substitutes shall be present and vote at said meeting, or any adjournment thereof, a majority of them so present and voting (or if only one be present and vote, then that one) will have and may exercise all the powers hereby granted.


                                                                     SEE REVERSE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

     Please mark
[X]  vote as in
     this example.

     This Proxy when properly executed and returned will be voted in the manner directed below. If no direction is made, this Proxy will be voted FOR all nominees and the proposals listed below.

<CAPITON>

     1. ELECTION OF DIRECTORS

                                                                                                        FOR     AGAINST   ABSTAIN
        Nominees: Stephen Russell, Paul A. Biddelman, Michael Miller,    2.APPROVAL AND ADOPTION OF     [  ]     [  ]       [  ]
                    Joel E. Smilow, Kiln To.                               NON-EMPLOYEE DIRECTOR
                                                                           STOCK OPTION PLAN.
                        FOR            WITHHELD
                        [  ]             [  ]                            3.APPROVAL OF AMENDMENT        [  ]     [  ]       [  ]
                                                                           TO 1994 STOCK OPTION PLAN.

                                                    MARK HERE   [  ]     4.RATIFICATION OF APPOINT-     [  ]     [  ]       [  ]
                                                    FOR ADDRESS            MENT OF ERNST & YOUNG
                                                    CHANGE AND             LLP AS AUDITORS.
        [  ]_____________________                   NOTE BELOW
            FOR ALL NOMINEES EXCEPT
            AS NOTED ABOVE
                                                                          5.In their discretion, the Proxies are authorized to
                                                                            vote upon such other business as may properly
                                                                            come before the meeting.


                                                                        Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope which requires no postage
                                                                        when mailed in the USA.

                                                                        Please sign below exactly as your name appears. When shares are held by joint tenants, both shall sign. When signing
                                                                        as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please
                                                                        sign in full corporate name by president or other
                                                                        authorized officer. If a partnership, please sign in
                                                                        partnership name by authorized person.

Signature:                   Date:                                      Signature:                   Date:





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